SAXON ASSET SECURITIES TRUST 2000-4

                     MORTGAGE LOAN ASSET BACKED CERTIFICATES



                                  SERIES 2000-4



                                 TRUST AGREEMENT


                          dated as of December 1, 2000


                                      among


                         SAXON ASSET SECURITIES COMPANY,

                                  as Depositor



                              SAXON MORTGAGE, INC.,

                               as Master Servicer


                                       and


                             BANKERS TRUST COMPANY,

                                   as Trustee

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                                TABLE OF CONTENTS

ARTICLE I DEFINITIONS.........................................................9


   Section 1.01.  Standard Terms; Section References..........................9


   Section 1.02.  Defined Terms..............................................10


ARTICLE II FORMATION OF TRUST; CONVEYANCE OF MORTGAGE LOANS..................45


   Section 2.01.  Conveyance of Mortgage Loans...............................45


   Section 2.02.  Purchase of Subsequent Mortgage Loans......................46


   Section 2.03.  Pre-Funding Account and Capitalized Interest Account.......48


   Section 2.04.  Group II Reserve Fund......................................49


ARTICLE III REMITTING TO CERTIFICATEHOLDERS..................................50


   Section 3.01.  (Reserved).................................................50


   Section 3.02.  (Reserved).................................................50


   Section 3.03.  Certificate Distributions..................................50


   Section 3.04.  Reports to the Depositor and the Trustee:..................56


   Section 3.05.  Reports by or on Behalf of the Master Servicer.............57


   Section 3.06.  Advance Facility...........................................58


ARTICLE IV THE CERTIFICATES..................................................59


   Section 4.01.  The Certificates...........................................59


   Section 4.02.  Denominations..............................................60


ARTICLE V MISCELLANEOUS PROVISIONS...........................................60


   Section 5.01.  Request for Opinions.......................................60


   Section 5.02.  Form of Certificates; Schedules and Exhibits;
                  Governing Law..............................................61


   Section 5.03.  Optional Termination.......................................61


   Section 5.04.  Master Servicer; Certificate Registrar, Paying Agent
                  and Calculation Agent......................................61

                                       i
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Schedule I:    The Mortgage Loans:           A.     Group I Mortgage Loans

                                             B.     Group II Mortgage Loans

Schedule II:   Sales Agreement

Schedule III:  Servicing Agreement

Schedule IV:   Form of Subsequent Sales Agreement

Schedule V:    Scheduled Notional Amounts

Exhibit AF:    1:      Form of Class AF-1 Certificate

               2:      Form of Class AF-2 Certificate

               3:      Form of Class AF-3 Certificate

               4:      Form of Class AF-4 Certificate

               5:      Form of Class AF-5 Certificate

               6:      Form of Class AF-6 Certificate

Exhibit MF:    1:      Form of Class MF-1 Certificate

               2:      Form of Class MF-2 Certificate

Exhibit BF:    1:      Form of Class BF-1 Certificate

Exhibit AV:    1:      Form of Class AV-1 Certificate

Exhibit MV:    1:      Form of Class MV-1 Certificate

               2:      Form of Class MV-2 Certificate

Exhibit BV:    1:      Form of Class BV-1 Certificate

Exhibit A-IO:  1:      Form of Class A-IO Certificate

Exhibit P:     1:      Form of Class P-1 Certificate

               2:      Form of Class P-2 Certificate

Exhibit C:             Form of Class C Certificate

Exhibit R:             Form of Class R Certificate

Exhibit I:             Reportable Exceptions

Exhibit J:             Form of Remittance Agency Agreement

Exhibit K:             Form of Security Release Certification

                                 TRUST AGREEMENT

         THIS TRUST AGREEMENT dated as of December 1, 2000 (this "Agreement"), among SAXON ASSET SECURITIES COMPANY, a Virginia corporation (the "Depositor"), SAXON MORTGAGE, INC., a Virginia corporation, as Master Servicer (the "Master Servicer"), and BANKERS TRUST COMPANY, a New York corporation, as Trustee, under this Agreement and the Standard Terms to Trust Agreement (February 2000 Edition) (the "Standard Terms"), all the provisions of which, unless otherwise specified herein, are incorporated herein and shall be a part of this Agreement as if set forth herein in full (this Agreement with the Standard Terms so incorporated, the "Trust Agreement").

                              PRELIMINARY STATEMENT

                  The Board of Directors of the Depositor has duly authorized the formation of a trust (the "Trust") to issue a series of asset backed certificates with an aggregate initial Certificate Principal Balance of $460,000,100 to be known as the Saxon Asset Securities Trust 2000-4, Mortgage Loan Asset Backed Certificates, Series 2000-4 (the "Certificates"). The Certificates in the aggregate evidence the entire beneficial ownership in the Trust. The Certificates consist of the following: the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2, Class BF-1, Class AV-1, Class MV-1, Class MV-2, Class BV-1, Class A-IO, Class PF-1, Class PV-1, Class C and Class R Certificates.

         In accordance with Section 10.01 of the Standard Terms, the Trustee will make elections to treat each of the segregated pools of assets described below as a real estate mortgage investment conduit (each a "REMIC" or, in the alternative, the POOLING REMIC, the SECOND-TIER REMIC, and the ISSUING REMIC). The Certificates, other than the Class R Certificates, represent ownership of the regular interests in the ISSUING REMIC for purposes of the REMIC Provisions. The Class R Certificates represents ownership of the sole class of residual interest in each of the POOLING REMIC, the SECOND-TIER REMIC, and the ISSUING REMIC for purposes of the REMIC Provisions. The ISSUING REMIC shall hold as its assets the several classes of uncertificated Lower Tier Interests in the SECOND-TIER REMIC, other than the Class LT2-R Interest, and each such Lower Tier Interest is hereby designated as a regular interest in the SECOND-TIER REMIC for purposes of the REMIC Provisions. The SECOND-TIER REMIC shall hold as its assets the several classes of uncertificated Lower Tier Interests in the POOLING REMIC, other than the Class LT1-R Interest, and each such Lower Tier Interest is hereby designated as a regular interest in the POOLING REMIC. The POOLING REMIC shall hold as its assets the property of the Trust Estate other than the Lower Tier Interests in the POOLING REMIC and the SECOND-TIER REMIC, the Prefunding Account, the Capitalized Interest Account, the Cap Agreement and the Group II Reserve Fund. The startup day for each REMIC created hereby for purposes of the REMIC Provisions is the Closing Date. In addition, for purposes of the REMIC Provisions, the latest possible maturity date for each regular interest in each REMIC created hereby is the Distribution Date in January 2033.


POOLING REMIC

         The following table sets forth (or describes) the class designation, interest rate, and principal amount for each class of the POOLING REMIC Lower Tier Interests.

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             POOLING REMIC             POOLING REMIC
              LOWER TIER                 LOWER TIER             INITIAL CLASS
           CLASS DESIGNATION           INTEREST RATE          PRINCIPAL AMOUNT
           -----------------           -------------          ----------------

              Class LT1F-1                  (1)                 $127,300,050

              Class LT1F-2                  (1)                    1,400,000

              Class LT1F-3                  (1)                    2,500,000

              Class LT1F-4                  (1)                    2,800,000

              Class LT1F-5                  (1)                    2,800,000

              Class LT1F-6                  (1)                    2,700,000

              Class LT1F-7                  (1)                    2,500,000

              Class LT1F-8                  (1)                    2,300,000

              Class LT1F-9                  (1)                    4,700,000

              Class LT1F-10                 (1)                    5,800,000

              Class LT1F-11                 (1)                    2,200,000

              Class LT1F-12                 (1)                   23,000,000

              Class LT1V-1                  (2)                  256,000,050

              Class LT1V-2                  (2)                    3,000,000

              Class LT1V-3                  (2)                    2,000,000

              Class LT1V-4                  (2)                    1,000,000

              Class LT1V-5                  (2)                    1,000,000

              Class LT1V-6                  (2)                    2,000,000

              Class LT1V-7                  (2)                   15,000,000

              Class LT1-R                   (3)                           (3)

(1) The interest rate with respect to any Distribution Date (and the related Accrual Period) for these Interests is a per annum rate equal to the weighted average of the Net Rates of the Mortgage Loans in Group I as of the first day of the calendar month immediately preceding the Distribution Date.

(2) The interest rate with respect to any Distribution Date (and the related Accrual Period) for these Interests is a per annum rate equal to the weighted average of the Net Rates of the Mortgage Loans in Group II as of the first day of the calendar month immediately preceding the Distribution Date, provided however, that for the first Distribution Date (and the related Accrual Period) the interest rate shall be the product of (a) the weighted average of the Net Rates of the Mortgage Loans in Group II as of the Cut-Off Date and (b) a fraction, the numerator of which is the actual number of days in the first Accrual Period and the denominator of which is 30.

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(3)      The Class LT1-R Interest is the sole class of residual interest in the
         POOLING REMIC. It does not have an interest rate or a principal balance.


         On each Distribution Date, interest is payable on each POOLING REMIC Lower Tier Regular Interest at the rate shown above.

         On each Distribution Date, all collections and other recoveries attributable to principal of the Mortgage Loans in Group I, and all Realized Losses attributable to the Mortgage Loans in Group I, shall be allocated first to the Class LT1F-1 Interest until its principal balance is reduced to zero, and then to each of the remaining Lower Tier Interests in the POOLING REMIC having a Class LT1F designation sequentially, in ascending numerical order, until the principal balance of each such Lower Tier Interest is reduced to zero.

         On each Distribution Date, all collections and other recoveries attributable to principal of the Mortgage Loans in Group II, and all Realized Losses attributable to the Mortgage Loans in Group II, shall be allocated first to the Class LT1V-1 Interest until its principal balance is reduced to zero, and then to each of the remaining Lower Tier Interests in the POOLING REMIC having a Class LT1V designation sequentially, in ascending numerical order, until the principal balance of each such Lower Tier Interest is reduced to zero.

         For any Distribution Date, prepayment penalties received with respect to the Mortgage Loans in Group I and Group II shall be allocated proportionally among the Lower Tier Interests in the POOLING REMIC in accordance with their relative principal balances immediately before such Distribution Date.


SECOND-TIER REMIC

         The following table sets forth (or describes) the class designation, interest rate, and principal amount for each class of the SECOND-TIER REMIC Lower Tier Interests.


     SECOND-TIER         SECOND-TIER                         CORRESPONDING CLASS
  REMIC LOWER TIER     REMIC LOWER TIER     INITIAL CLASS      OF CERTIFICATES
  CLASS DESIGNATION     INTEREST RATE     PRINCIPAL AMOUNT     (OR COMPONENTS)
  -----------------     -------------     ----------------     ---------------

    Class LT2-D               (1)            $90,000,025             N/A

    Class LT2-AF-1            (1)             22,300,000         Class AF-1

    Class LT2-AF-2            (1)             18,500,000         Class AF-2

    Class LT2-AF-3            (1)              8,300,000         Class AF-3

    Class LT2-AF-4            (1)             14,400,000         Class AF-4

    Class LT2-AF-5            (1)              7,175,000         Class AF-5

    Class LT2-AF-6            (1)              7,850,000         Class AF-6

    Class LT2-MF-1            (1)              5,400,000         Class MF-1

    Class LT2-MF-2            (1)              3,825,000         Class MF-2

    Class LT2-BF-1            (1)              2,250,025         Class BF-1

    Class LT2-IO-F1           (2)                     (2)          A-IO-I

     SECOND-TIER         SECOND-TIER                         CORRESPONDING CLASS
  REMIC LOWER TIER     REMIC LOWER TIER     INITIAL CLASS      OF CERTIFICATES
  CLASS DESIGNATION     INTEREST RATE     PRINCIPAL AMOUNT     (OR COMPONENTS)
  -----------------     -------------     ----------------     ---------------

    Class LT2-IO-F2           (3)                     (3)          A-IO-I

    Class LT2-IO-F3           (4)                     (4)          A-IO-I

    Class LT2-IO-F4           (5)                     (5)          A-IO-I

    Class LT2-IO-F5           (6)                     (6)          A-IO-I

    Class LT2-IO-F6           (7)                     (7)          A-IO-I

    Class LT2-IO-F7           (8)                     (8)          A-IO-I

    Class LT2-IO-F8           (9)                     (9)          A-IO-I

    Class LT2-IO-F9          (10)                    (10)          A-IO-I

    Class LT2-IO-F10         (11)                    (11)          A-IO-I

    Class LT2-IO-F11         (12)                    (12)          A-IO-I

    Class LT2-Q              (13)            140,000,025             N/A

    Class LT2-AV-1           (13)            116,550,000         Class AV-1

    Class LT2-MV-1           (13)             11,200,000         Class MV-1

    Class LT2-MV-2           (13)              7,700,000         Class MV-2

    Class LT2-BV-1           (13)              4,550,025         Class BV-1

   Class LT2-IO-V1           (14)                    (14)          A-IO-II

   Class LT2-IO-V2           (15)                    (15)          A-IO-II

   Class LT2-IO-V3           (16)                    (16)          A-IO-II

   Class LT2-IO-V4           (17)                    (17)          A-IO-II

   Class LT2-IO-V5           (18)                    (18)          A-IO-II

   Class LT2-IO-V6           (19)                    (19)          A-IO-II

   Class LT2-R               (20)                    (20)

(1) The interest rate with respect to any Distribution Date (and the related Accrual Period) for these Interests is a per annum rate equal to the Group I Net Rate.

(2) The Class LT2-IO F1 Interest has a notional principal balance of $1,400,000 and, for each Distribution Date up to and including the Distribution Date in March 2001, shall bear interest at a rate of 6.75% and shall not bear interest thereafter.

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(3)      The Class LT2-IO F2 Interest has a notional principal balance of
         $2,500,000 and, for each Distribution Date up to and including the Distribution Date in June 2001, shall bear interest at a rate of 6.75% and shall not bear interest thereafter.

(4) The Class LT2-IO F3 Interest has a notional principal balance of $2,800,000 and, for each Distribution Date up to and including the Distribution Date in September 2001, shall bear interest at a rate of 6.75% and shall not bear interest thereafter.

(5) The Class LT2-IO F4 Interest has a notional principal balance of $2,800,000 and, for each Distribution Date up to and including the Distribution Date in December 2001, shall bear interest at a rate of 6.75% and shall not bear interest thereafter.

(6) The Class LT2-IO F5 Interest has a notional principal balance of $2,700,000 and, for each Distribution Date up to and including the Distribution Date in March 2002, shall bear interest at a rate of 6.75% and shall not bear interest thereafter.

(7) The Class LT2-IO F6 Interest has a notional principal balance of $2,500,000 and, for each Distribution Date up to and including the Distribution Date in June 2002, shall bear interest at a rate of 6.75% and shall not bear interest thereafter.

(8) The Class LT2-IO F7 Interest has a notional principal balance of $2,300,000 and, for each Distribution Date up to and including the Distribution Date in September 2002, shall bear interest at a rate of 6.75% and shall not bear interest thereafter.

(9) The Class LT2-IO F8 Interest has a notional principal balance of $4,700,000 and, for each Distribution Date up to and including the Distribution Date in December 2002, shall bear interest at a rate of 6.75% and shall not bear interest thereafter.

(10) The Class LT2-IO F9 Interest has a notional principal balance of $5,800,000 and, for each Distribution Date up to and including the Distribution Date in March 2003, shall bear interest at a rate of 6.75% and shall not bear interest thereafter.

(11) The Class LT2-IO F10 Interest has a notional principal balance of $2,200,000 and, for each Distribution Date up to and including the Distribution Date in June 2003, shall bear interest at a rate of 6.75% and shall not bear interest thereafter.

(12) The Class LT2-IO F11 Interest has a notional principal balance of $23,000,000 and, for each Distribution Date up to and including the Distribution Date in July 2003, shall bear interest at a rate of 6.75% and shall not bear interest thereafter.

(13) The interest rate with respect to any Distribution Date (and the related Accrual Period) for these Interests is a per annum rate equal to the Group II Net Rate, provided however, that for the first Distribution Date (and the related Accrual Period) the interest rate shall be the product of (a) the Group II Net Rate and (b) a fraction, the numerator of which is the actual number of days in the first Accrual Period and the denominator of which is 30.

(14) The Class LT2-IO V1 Interest has a notional principal balance of $3,000,000 and, for each Distribution Date up to and including the Distribution Date in March 2001, shall bear interest at a rate of 6.75% and shall not bear interest thereafter.

(15) The Class LT2-IO V2 Interest has a notional principal balance of $2,000,000 and, for each Distribution Date up to and including the Distribution Date in June 2001, shall bear interest at a rate of 6.75% and shall not bear interest thereafter.

(16) The Class LT2-IO V3 Interest has a notional principal balance of $1,000,000 and, for each Distribution Date up to and including the Distribution Date in September 2001, shall bear interest at a rate of 6.75% and shall not bear interest thereafter.

(17) The Class LT2-IO V4 Interest has a notional principal balance of $1,000,000 and, for each Distribution Date up to and including the Distribution Date in December 2001, shall bear interest at a rate of 6.75% and shall not bear interest thereafter.

(18) The Class LT2-IO V5 Interest has a notional principal balance of $2,000,000 and, for each Distribution Date up to and including the Distribution Date in March 2002, shall bear interest at a rate of 6.75% and shall not bear interest thereafter.

(19) The Class LT2-IO V6 Interest has a notional principal balance of $15,000,000 and, for each Distribution Date up to and including the Distribution Date in July 2003, shall bear interest at a rate of 6.75% and shall not bear interest thereafter.

(20) The Class LT2-R Interest is the sole class of residual interest in the SECOND-TIER REMIC. It does not have an interest rate or a principal balance.


         On each Distribution Date (and the related Accrual Period), a portion of the interest that accrues at the rate shown above on the Class LT2-D Interest shall be deferred and added to the principal balance of the Class LT2-D Interest. For any Distribution Date, the portion so deferred shall equal 50% of the increase occurring on such Distribution Date in the Group I Overcollateralization Amount. Interest so deferred shall be applied to make principal payments on the other Lower Tier Interests in the SECOND-TIER REMIC.


         On each Distribution Date (and the related Accrual Period), a portion of the interest that accrues at the rate shown above on the Class LT2-Q Interest shall be deferred and added to the principal balance of the Class LT2-Q Interest. For any Distribution Date, the portion so deferred shall equal 50% of the increase occurring on such Distribution Date in the Group II Overcollateralization Amount. Interest so deferred shall be applied to make principal payments on the other Lower Tier Interests in the SECOND-TIER REMIC.

         On each Distribution Date the Group I Principal Funds, the Group II Principal Funds, and any interest deferred on the Class LT2-D and Class LT2-Q Interests, and any Realized Losses, shall be allocated among the Lower Tier Interests in the SECOND-TIER REMIC in a manner such that immediately following such Distribution Date:

         (a) the principal balance of the Class LT2-AF-1 Interest equals 50% of the Class AF-1 Certificate Principal Balance;

         (b) the principal balance of the Class LT2-AF-2 Interest equals 50% of the Class AF-2 Certificate Principal Balance;

         (c) the principal balance of the Class LT2-AF-3 Interest equals 50% of the Class AF-3 Certificate Principal Balance;

         (d) the principal balance of the Class LT2-AF-4 Interest equals 50% of the Class AF-4 Certificate Principal Balance;

         (e) the principal balance of the Class LT2-AF-5 Interest equals 50% of the Class AF-5 Certificate Principal Balance;

         (f) the principal balance of the Class LT2-AF-6 Interest equals 50% of the Class AF-6 Certificate Principal Balance;

         (g) the principal balance of the Class LT2-MF-1 Interest equals 50% of the Class MF-1 Certificate Principal Balance;

         (h) the principal balance of the Class LT2-MF-2 Interest equals 50% of the Class MF-2 Certificate Principal Balance;

         (i) the principal balance of the Class LT2-BF-1 Interest equals 50% of the sum of the Class BF-1 Certificate Principal Balance and the Class PF-1 Certificate Principal Balance;

         (j) the principal balance of the Class LT2-AV-1 Interest equals 50% of the Class AV-1 Certificate Principal Balance;

         (k) the principal balance of the Class LT2-MV-1 Interest equals 50% of the Class MV-1 Certificate Principal Balance;

         (l) the principal balance of the Class LT2-MV-2 Interest equals 50% of the Class MV-2 Certificate Principal Balance;

         (m) the principal balance of the Class LT2-BV-1 Interest equals 50% of the sum of the Class BV-1 Certificate Principal Balance and the Class PV-1 Certificate Principal Balance;

         (n) the principal balance of the Class LT2-D Interest equals the excess of the Assumed Principal Balance for Group I over the sum of the balances of the Class LT2-AF-1, Class LT2-AF-2, Class LT2-AF-3, Class LT2-AF-4, Class LT-2-AF-5, Class LT2-AF-6, Class LT2-MF-1, Class LT2-MF-2 and Class LT2-BF-1 Interests; and

         (o) the principal balance of the Class LT2-Q Interest equals the excess of the Assumed Principal Balance for Group II over the sum of the balances of the Class LT2-AV-1, Class LT2-MV-1, Class LT2-MV-2 and Class LT2-BV-1 Interests.


         For any Distribution Date, prepayment penalties received with respect to the Mortgage Loans in Group I shall be allocated to the Class LT2-BF-1 Interest and prepayment penalties received with respect to the Mortgage Loans in Group II shall be allocated to the Class LT2-BV-1 Interest.


ISSUING REMIC

         The following table sets forth (or describes) the class designation, interest rate, and principal amount for each class of the ISSUING REMIC Lower Tier Interests.


                ISSUING
            REMIC CERTIFICATE       ISSUING REMIC
             (OR COMPONENT)          CERTIFICATE            INITIAL CLASS
            CLASS DESIGNATION       INTEREST RATE         PRINCIPAL AMOUNT
            -----------------       -------------         ----------------

               Class AF-1                (1)                  $44,600,000

               Class AF-2                (2)                   37,000,000

               Class AF-3                (3)                   16,600,000

               Class AF-4                (4)                   28,800,000

               Class AF-5                (5)                   14,350,000

               Class AF-6                (6)                   15,700,000

               Class A-IO-I              (7)                           (7)

               Class MF-1                (8)                   10,800,000

                ISSUING
            REMIC CERTIFICATE       ISSUING REMIC
             (OR COMPONENT)          CERTIFICATE            INITIAL CLASS
            CLASS DESIGNATION       INTEREST RATE         PRINCIPAL AMOUNT
            -----------------       -------------         ----------------

               Class MF-2                (9)                    7,650,000

               Class BF-1               (10)                    4,500,000

               Class PF-1                 0%                           50

               Class AV-1               (11)                  233,100,000

               Class A-IO-II            (12)                          (12)

               Class MV-1               (13)                   22,400,000

               Class MV-2               (14)                   15,400,000

               Class BV-1               (15)                    9,100,000

               Class PV-1                 0%                           50

               Class C                  (16)                          (16)

               Class R                  (17)                          (17)

(1)      The Class AF-1 Pass-Through Rate.

(2)      The Class AF-2 Pass Through Rate.

(3)      The Class AF-3 Pass Through Rate.

(4)      The Class AF-4 Pass Through Rate.

(5)      The Class AF-5 Pass Through Rate.

(6)      The Class AF-6 Pass Through Rate.

(7) The Class A-IO-I Component does not have a principal balance. For any Distribution Date, the Class A-IO-I Component shall be entitled to all interest payable for such date with respect to the Class LT2-IO-F1, Class LT2-IO-F2, Class LT2-IO-F3, Class LT2-IO-F4, Class LT2-IO-F5, Class LT2-IO-F6, Class LT2-IO-F7, Class LT2-IO-F8, Class LT2-IO-F9, Class LT2-IO-F10 and Class LT2-IO-F11 Interests.

(8)      The Class MF-1 Pass Through Rate.

(9)      The Class MF-2 Pass Through Rate.

(10)     The Class BF-1 Pass Through Rate.

(11)     The Class AV-1 Pass-Through Rate.

(12) The Class A-IO-II Component does not have a principal balance. For any Distribution Date, the Class A-IO-II Component shall be entitled to all interest payable for such date with respect to the Class LT2-IO-V1, Class LT2-IO-V2, Class LT2-IO-V3, Class LT2-IO-V4, Class LT2-IO-V5 and Class LT2-IO-V6 Interests.

(13)     The Class MV-1 Pass-Through Rate.

(14)     The Class MV-2 Pass-Through Rate.

(15)     The Class BV-1 Pass-Through Rate.

(16) The Class C Certificate does not have a principal balance. For any Distribution Date (and the related Accrual Period) the Class C Certificate shall have a notional principal balance equal to the Assumed Principal Balance of Group I, and shall accrue interest on such notional principal balance at a rate equal to the excess of the Group I Net Rate over the product of (a) 2, and (b) the Adjusted Group I Net Rate. Interest that accrues on the Class C Certificate will be deferred to the extent such interest is applied to increase the Group I Overcollateralization Amount or the Group II Overcollateralization Amount. Any interest so deferred shall not itself bear interest.

(17) The Class R Certificate evidences ownership of the Class LT1-R and Class LT2-R Interests and also represents the sole class of residual interest in the ISSUING REMIC. It does not have an interest rate or a principal balance.


For any Distribution Date, interest, principal, prepayment premiums, and realized losses shall be allocated among the Certificates ( and Components) in the manner set out in Section 3.03.

         NOW, THEREFORE, in consideration of the mutual promises, covenants, representations and warranties hereinafter set forth, the Depositor, the Master Servicer and the Trustee agree as follows:


                                    ARTICLE I
                                   DEFINITIONS


         SECTION 1.01.  STANDARD TERMS; SECTION REFERENCES.

         (a)      (i)   The Standard Terms prescribe the duties,
responsibilities and obligations of the Depositor, the Master Servicer and the Trustee with respect to the Certificates. The Depositor, the Master Servicer and the Trustee agree to observe and perform such duties, responsibilities and obligations to the extent they are not inconsistent with the provisions of this Agreement and acknowledge that, except to the extent inconsistent with the provisions of this Agreement, the Standard Terms as of the Closing Date, as modified by Sections 1.01 and 1.02 hereof, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

                  (ii) With respect to any inconsistency between the provisions of Section 2.02(b)(A) through 2.02(b)(G) of the Standard Terms and the provisions of Section 2.3 of the Standard Terms to Custody Agreement relating to this Agreement, the provisions of the latter shall control.

         (b) Unless otherwise specified herein, all references in this Agreement to sections shall mean sections contained in this Agreement.

         (c) Section 2.02(b)(v)(D) of the Standard Terms is amended to add the following immediately after the words "that such copies bear a reproduction of such signature or signatures":

                  ", provided, however, that no original assignment shall be required to be delivered hereunder with respect to any Mortgage Loan that names the related Custodian as nominee for Sellers or its affiliate as the originating lender named therein, as mortgagee (or as beneficiary if the related Security Instrument is a deed of trust or similar instrument);"

         (d) Section 2.02(e) of the Standard Terms is amended to add the following immediately after the words "possession of such assignment":

                  ", provided, however, that no original assignment shall be required to be delivered hereunder with respect to any Mortgage Loan that names the related Servicer, Trustee or Custodian as nominee for Seller or its affiliate as the originating lender named therein, as mortgagee (or as beneficiary if the related Security Instrument is a deed of trust or similar instrument);"

         (e) The definition of "Trustee Mortgage Loan File" in the Standard Terms is amended to add immediately after the words "assignment submitted for recordation" in subparagraph (c):

                  ", provided, however, that no original assignment shall be required to be delivered hereunder with respect to any Mortgage Loan that names the related Servicer, Trustee or Custodian as nominee for Seller or its affiliate as the originating lender named therein, as mortgagee (or as beneficiary if the related Security Instrument is a deed of trust or similar instrument);"


         SECTION 1.02.  DEFINED TERMS.

         Capitalized terms used but not defined in this Agreement shall have the respective meanings assigned to them in Section 1.01 of the Standard Terms. In addition, the following provisions shall govern the defined terms set forth below for the Trust Agreement. If a term defined in the Standard Terms is also defined herein, the definition herein shall control.

         "ACCRUAL PERIOD": With respect to the Group I Certificates and the Class A-IO Certificates and each Lower Tier Interest and any Distribution Date, the calendar month immediately preceding such Distribution Date; a "calendar month" shall be deemed to be 30 days. With respect to the Group II Certificates and any Distribution Date, the period commencing on the immediately preceding Distribution Date (or in the case of the first Distribution Date, the Closing
Date) and ending on the day immediately preceding the current Distribution Date. All calculations of interest on the Group I Certificates and the Class A-IO Certificates will be made on the basis of a 360-day year assumed to consist of twelve 30-day months and all calculations of interest on the Group II Certificates will be made on the basis of the actual number of days elapsed in the related Accrual Period and a year of 360 days.

         "ADJUSTED GROUP I NET RATE": For any Distribution Date (and the related Accrual Period), the weighted average of the interest rates on the Class LT2-D, Class LT2-AF-1, Class LT2-AF-2, Class LT2-AF-3, Class LT2-AF-4, Class LT2-AF-5, Class LT2-AF-6, Class LT2-MF-1, Class LT2-MF-2 and Class LT2-BF-1 Interests computed for this purpose by limiting the interest rate payable on the Class LT2-D Interest at zero and the rate payable on each of the other above-listed Lower Tier Interests in the SECOND-TIER REMIC to a rate that corresponds to the rate payable for such Distribution Date on the Corresponding Class of Certificates.

         "A-IO-I ADJUSTED RATE": As of any Distribution Date, the per annum rate equal to the product of the Class A-IO Pass Through Rate and a fraction, the numerator of which is the Class A-IO-I Component Notional Principal Balance for such Distribution Date, and the denominator of which is the Assumed Principal Balance of the Mortgage Loans in Group I (before giving effect to any distributions on such Distribution Date).

         "A-IO-II ADJUSTED RATE": As of any Distribution Date, the per annum rate equal to the product of the Class A-IO Pass Through Rate and a fraction, the numerator of which is the Class A-IO-II Component Notional Principal Balance for such Distribution Date, and the denominator of which is the Assumed Principal Balance of the Mortgage Loans in Group II (before giving effect to any distributions on such Distribution Date).

         "ASSUMED INVESTMENT RATE":  4.50% per annum.

         "ASSUMED PRINCIPAL BALANCE": As of any Distribution Date and for each group of Mortgage Loans, the sum of:

         (i) the aggregate Scheduled Principal Balances of the related Mortgage Loans as of such Distribution Date, plus

         (ii) the aggregate amount on deposit in the Pre-Funding Account (less all amounts representing investment earnings thereon).

         "BOOK-ENTRY CERTIFICATES": The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2, Class BF-1, Class AV-1, Class MV-1, Class MV-2, Class BV-1 and Class A-IO Certificates except to the extent provided in Section 5.03 of the Standard Terms.

         "CALCULATION AGENT": Bankers Trust Company, a New York corporation, and its successors and assigns in such capacity.

         "CAP AGREEMENT": The interest rate cap agreement consisting of the ISDA Master Agreement and the Schedule and Confirmation thereto, each dated as of December 20, 2000 between the Trustee, on behalf of the Trust, and the Cap Provider, as such agreement may be amended and supplemented in accordance with its terms and any replacement interest rate cap agreement acceptable to the Trustee.

         "CAP DEFAULT":  An event of default under the Cap Agreement.

         "CAP PROVIDER": Bank of America, N.A. and any successor thereto under the Cap Agreement.

         "CAPITALIZED INTEREST ACCOUNT": The account created and maintained with the Paying Agent by the Trust pursuant to Section 2.03.

         "CAPITALIZED INTEREST REQUIREMENT": As to any Distribution Date to and including the Distribution Date immediately following the end of the Funding Period, the sum of:

         (i) the product of (x) the excess of the Group I Pre-Funded Amount on the Closing Date over the Principal Balance of any Group I Subsequent Mortgage Loan transferred to the Trust prior to such Distribution Date if such loan has a monthly payment that will be included in the amounts distributed for such Distribution Date, and (y) the weighted average of the Net Rates for the Mortgage Loans in Group I, and

         (ii) the product of (x) the excess of the Group II Pre-Funded Amount on the Closing Date over the Principal Balance of any Group II Subsequent Mortgage Loan transferred to the Trust prior to such Distribution Date if such loan has a monthly payment that will be included in the amounts distributed for such Distribution Date, (y) the weighted average of the Net Rates for the Mortgage Loans in Group II, and (z) solely with respect to the first Distribution Date, a fraction, the numerator of which is the actual number of days in the Accrual Period for the Group II Certificates and the denominator of which is 30.

         "CERTIFICATE": Any of the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2, Class BF-1, Class AV-1, Class MV-1, Class MV-2, Class BV-1, Class A-IO, Class PF-1, Class PV-1, Class C and Class R Certificates.

         "CERTIFICATE REGISTRAR": Bankers Trust Company, a New York corporation, and its successors and assigns in such capacity.

         "CERTIFICATE DEFINITIONS":

                  "GROUP I CERTIFICATES"

                  "CLASS AF-1 CERTIFICATE": Any Certificate designated as a "Class AF-1 Certificate" on the face thereof, in the form of Exhibit AF-1 hereto, representing the right to distributions as set forth herein.

                  "CLASS AF-1 CERTIFICATE PRINCIPAL BALANCE": The Certificate Principal Balance of the Class AF-1 Certificates.

                  "CLASS AF-1 CERTIFICATES CARRYOVER": On any Distribution Date, the sum of,

                  (i) if the Class AF-1 Pass-Through Rate for such Distribution Date is based on the Group I Net Rate, the excess of (A) the amount of interest the Class AF-1 Certificates would have been entitled to receive on such Distribution Date had the interest rate on the Class AF-1 Certificates for such date been calculated without regard to the Group I Net Rate, over (B) the amount of interest payable on such Class AF-1 Certificates on such date based on the Group I Net Rate; and

                  (ii) the excess of the amount described in clause (i)(A) over the amount described in clause (i)(B) above for all prior Distribution Dates, together with interest thereon at the Class AF-1 Pass Through Rate (determined without regard to the Group I Net Rate).

                  "CLASS AF-1 CURRENT INTEREST": With respect to any Distribution Date, the interest accrued on the Class AF-1 Certificate Principal Balance immediately prior to such Distribution Date during the related Accrual Period at the Class AF-1 Pass-Through Rate plus any amount previously distributed with respect to interest for Class AF-1 that is recovered during the related Accrual Period as a voidable preference by a trustee in bankruptcy pursuant to a final non-appealable order.

                  "CLASS AF-1 INTEREST CARRY FORWARD AMOUNT": With respect to each Distribution Date, the sum of:

                  (i)      the excess of:

                           (A) Class AF-1 Current Interest with respect to prior Distribution Dates over

                           (B) the amount actually distributed to Class AF-1 with respect to interest (other than in respect of Class AF-1 Certificates Carryover) on such prior Distribution Dates and

                  (ii) interest thereon at the Class AF-1 Pass-Through Rate for the related Accrual Period.

                  "CLASS AF-1 PASS-THROUGH RATE": With respect to any Distribution Date, the lesser of :

                           (x)      7.07% per annum and

                           (y)      Group I Net Rate for such Distribution Date.

                  "CLASS AF-2 CERTIFICATE": Any Certificate designated as a "Class AF-2 Certificate" on the face thereof, in the form of Exhibit AF-2 hereto, representing the right to distributions as set forth herein.

                  "CLASS AF-2 CERTIFICATE PRINCIPAL BALANCE": The Certificate Principal Balance of the Class AF-2 Certificates.

                  "CLASS AF-2 CERTIFICATES CARRYOVER": On any Distribution Date, the sum of,

                  (i) if the Class AF-2 Pass-Through Rate for such Distribution Date is based on the Group I Net Rate, the excess of (A) the amount of interest the Class AF-2 Certificates would have been entitled to receive on such Distribution Date had the interest rate on the Class AF-2 Certificates for such date been calculated without regard to the Group I Net Rate, over (B) the amount of interest payable on such Class AF-2 Certificates on such date based on the Group I Net Rate; and

                  (ii) the excess of the amount described in clause (i)(A) over the amount described in clause (i)(B) above for all prior Distribution Dates, together with interest thereon at the Class AF-2 Pass Through Rate (determined without regard to the Group I Net Rate).

                  "CLASS AF-2 CURRENT INTEREST": With respect to any Distribution Date, the interest accrued on the Class AF-2 Certificate Principal Balance immediately prior to such Distribution Date during the related Accrual Period at the Class AF-2 Pass-Through Rate plus any amount previously distributed with respect to interest for Class AF-2 that is recovered during the related Accrual Period as a voidable preference by a trustee in bankruptcy pursuant to a final non-appealable order.

                  "CLASS AF-2 INTEREST CARRY FORWARD AMOUNT": With respect to each Distribution Date, the sum of:

                  (i)      the excess of :

                           (A) Class AF-2 Current Interest with respect to prior Distribution Dates over

                           (B) the amount actually distributed to Class AF-2 with respect to interest (other than in respect of Class AF-2 Certificates Carryover) on such prior Distribution Dates and

                  (ii) interest thereon at the Class AF-2 Pass-Through Rate for the related Accrual Period.

                  "CLASS AF-2 PASS-THROUGH RATE": With respect to each Distribution Date, the lesser of :

                           (x)      6.72% per annum and

                           (y)      the Group I Net Rate for such Distribution
                                    Date.

                  "CLASS AF-3 CERTIFICATE": Any Certificate designated as a "Class AF-3 Certificate" on the face thereof, in the form of Exhibit AF-3 hereto, representing the right to distributions as set forth herein.

                  "CLASS AF-3 CERTIFICATE PRINCIPAL BALANCE": The Certificate Principal Balance of the Class AF-3 Certificates.

                  "CLASS AF-3 CERTIFICATES CARRYOVER": On any Distribution Date, the sum of,

                  (i) if the Class AF-3 Pass-Through Rate for such Distribution Date is based on the Group I Net Rate, the excess of (A) the amount of interest the Class AF-3 Certificates would have been entitled to receive on such Distribution Date had the interest rate on the Class AF-3 Certificates for such date been calculated without regard to the Group I Net Rate, over (B) the amount of interest payable on such Class AF-3 Certificates on such date based on the Group I Net Rate; and

                  (ii) the excess of the amount described in clause (i)(A) over the amount described in clause (i)(B) above for all prior Distribution Dates, together with interest thereon at the Class AF-3 Pass Through Rate (determined without regard to the Group I Net Rate).

                  "CLASS AF-3 CURRENT INTEREST": With respect to any Distribution Date, the interest accrued on the Class AF-3 Certificate Principal Balance immediately prior to such Distribution Date during the related Accrual Period at the Class AF-3 Pass-Through Rate plus any amount previously distributed with respect to interest for Class AF-3 that is recovered during the related Accrual Period as a voidable preference by a trustee in bankruptcy pursuant to a final non-appealable order.

                  "CLASS AF-3 INTEREST CARRY FORWARD AMOUNT": With respect to each Distribution Date, the sum of:

                  (i)      the excess of:

                           (A) Class AF-3 Current Interest with respect to prior Distribution Dates over

                           (B) the amount actually distributed to Class AF-3 with respect to interest (other than in respect of Class AF-3 Certificates Carryover) on such prior Distribution Dates and

                  (ii) interest thereon at the Class AF-3 Pass-Through Rate for the related Accrual Period.

                  "CLASS AF-3 PASS-THROUGH RATE": With respect to each Distribution Date, the lesser of :

                           (x)      6.78% per annum and

                           (y)      the Group I Net Rate for such Distribution
                                    Date.

                  "CLASS AF-4 CERTIFICATE": Any Certificate designated as a "Class AF-4 Certificate" on the face thereof, in the form of Exhibit AF-4 hereto, representing the right to distributions as set forth herein.

                  "CLASS AF-4 CERTIFICATE PRINCIPAL BALANCE": The Certificate Principal Balance of the Class AF-4 Certificates.

                  "CLASS AF-4 CERTIFICATES CARRYOVER": On any Distribution Date, the sum of,

                  (i) if the Class AF-4 Pass-Through Rate for such Distribution Date is based on the Group I Net Rate, the excess of (A) the amount of interest the Class AF-4 Certificates would have been entitled to receive on such Distribution Date had the interest rate on the Class AF-4 Certificates for such date been calculated without regard to the Group I Net Rate, over (B) the amount of interest payable on such Class AF-4 Certificates on such date based on the Group I Net Rate; and

                  (ii) the excess of the amount described in clause (i)(A) over the amount described in clause (i)(B) above for all prior Distribution Dates, together with interest thereon at the Class AF-4 Pass Through Rate (determined without regard to the Group I Net Rate).

                  "CLASS AF-4 CURRENT INTEREST": With respect to any Distribution Date, the interest accrued on the Class AF-4 Certificate Principal Balance immediately prior to such Distribution Date during the related Accrual Period at the Class AF-4 Pass-Through Rate plus any amount previously distributed with respect to interest for Class AF-4 that is recovered during the related Accrual Period as a voidable preference by a trustee in bankruptcy pursuant to a final non-appealable order.

                  "CLASS AF-4 INTEREST CARRY FORWARD AMOUNT": With respect to each Distribution Date, the sum of:

                  (i)      the excess of:

                           (A) Class AF-4 Current Interest with respect to prior Distribution Dates over

                           (B) the amount actually distributed to Class AF-4 with respect to interest (other than in respect of Class AF-4 Certificates Carryover) on such prior Distribution Dates and

                  (ii) interest thereon at the Class AF-4 Pass-Through Rate for the related Accrual Period.

                  "CLASS AF-4 PASS-THROUGH RATE": With respect to each Distribution Date, the lesser of :

                           (x)      7.03% per annum and

                           (y)      the Group I Net Rate for such Distribution
                                    Date.

                  "CLASS AF-5 CERTIFICATE": Any Certificate designated as a "Class AF-5 Certificate" on the face thereof, in the form of Exhibit AF-5 hereto, representing the right to distributions as set forth herein.

                  "CLASS AF-5 CERTIFICATE PRINCIPAL BALANCE": The Certificate Principal Balance of the Class AF-5 Certificates.

                  "CLASS AF-5 CERTIFICATES CARRYOVER": On any Distribution Date, the sum of,

                  (i) if the Class AF-5 Pass-Through Rate for such Distribution Date is based on the Group I Net Rate, the excess of (A) the amount of interest the Class AF-5 Certificates would have been entitled to receive on such Distribution Date had the interest rate on the Class AF-5 Certificates for such date been calculated without regard to the Group I Net Rate, over (B) the amount of interest payable on such Class AF-5 Certificates on such date based on the Group I Net Rate; and

                  (ii) the excess of the amount described in clause (i)(A) over the amount described in clause (i)(B) above for all prior Distribution Dates, together with interest thereon at the Class AF-5 Pass Through Rate (determined without regard to the Group I Net Rate).

                  "CLASS AF-5 CURRENT INTEREST": With respect to any Distribution Date, the interest accrued on the Class AF-5 Certificate Principal Balance immediately prior to such Distribution Date during the related Accrual Period at the Class AF-5 Pass-Through Rate plus any amount previously distributed with respect to interest for Class AF-5 that is recovered during the related Accrual Period as a voidable preference by a trustee in bankruptcy pursuant to a final non-appealable order.

                  "CLASS AF-5 INTEREST CARRY FORWARD AMOUNT": With respect to each Distribution Date, the sum of:

                  (i)      the excess of:

                           (A) Class AF-5 Current Interest with respect to prior Distribution Dates over

                           (B) the amount actually distributed to Class AF-5 with respect to interest (other than in respect of Class AF-5 Certificates Carryover) on such prior Distribution Dates and

                  (ii) interest thereon at the Class AF-5 Pass-Through Rate for the related Accrual Period.

                  "CLASS AF-5 PASS-THROUGH RATE": With respect to each Distribution Date, the lesser of :

                           (x) 7.34% per annum plus, after the Initial Optional Termination Date, 0.50% and

                           (y)      the Group I Net Rate for such Distribution
                                    Date.

                  "CLASS AF-6 CERTIFICATE": Any Certificate designated as a "Class AF-6 Certificate" on the face thereof, in the form of Exhibit AF-6 hereto, representing the right to distributions as set forth herein.

                  "CLASS AF-6 CERTIFICATE PRINCIPAL BALANCE": The Certificate Principal Balance of the Class AF-6 Certificates.

                  "CLASS AF-6 CERTIFICATES CARRYOVER": On any Distribution Date, the sum of,

                           (i) if the Class AF-6 Pass-Through Rate for such Distribution Date is based on the Group I Net Rate, the excess of (A) the amount of interest the Class AF-6 Certificates would have been entitled to receive on such Distribution Date had the interest rate on the Class AF-6 Certificates for such date been calculated without regard to the Group I Net Rate, over (B) the amount of interest payable on such Class AF-6 Certificates on such date based on the Group I Net Rate; and

                           (ii)     the excess of the amount described in clause
                                    (i)(A) over the amount described in clause
                                    (i)(B) above for all prior Distribution
                                    Dates, together with interest thereon at the Class AF-6 Pass Through Rate (determined without regard to the Group I Net Rate).

                  "CLASS AF-6 CURRENT INTEREST": With respect to any Distribution Date, the interest accrued on the Class AF-6 Certificate Principal Balance immediately prior to such Distribution Date during the related Accrual Period at the Class AF-6 Pass-Through Rate plus any amount previously distributed with respect to interest for Class AF-6 that is recovered during the related Accrual Period as a voidable preference by a trustee in bankruptcy pursuant to a final non-appealable order.

                  "CLASS AF-6 INTEREST CARRY FORWARD AMOUNT": With respect to each Distribution Date, the sum of:

                  (i)      the excess of:

                           (A) Class AF-6 Current Interest with respect to prior Distribution Dates over

                           (B) the amount actually distributed to Class AF-6 with respect to interest (other than in respect of Class AF-6 Certificates Carryover) on such prior Distribution Dates and

                  (ii) interest thereon at the Class AF-6 Pass-Through Rate for the related Accrual Period.

                  "CLASS AF-6 PASS-THROUGH RATE": With respect to each Distribution Date, the lesser of :

                           (x)      6.92% per annum and

                           (y)      the Group I Net Rate for such Distribution
                                    Date.

                  "CLASS AF-6 PRINCIPAL DISTRIBUTION AMOUNT": With respect to any Distribution Date, the lesser of (x) the product of :

                  (i) a fraction the numerator of which is the Class AF-6 Certificate Principal Balance and the denominator of which is the Group I Class A Certificate Principal Balance, in each case immediately prior to such Distribution Date,

                  (ii) the Group I Class A Principal Distribution Amount for such Distribution Date and

                  (iii) the applicable percentage for such Distribution Date set forth below:

                                  DISTRIBUTION DATE               PERCENTAGE
                                  -----------------               ----------

                             January 2001 - December 2003              0%

                             January 2004 - December 2005             45%

                             January 2006 - December 2006             80%

                             January 2007 - December 2007            100%

                             January 2008 and thereafter             300%


                  and (y) the Group I Class A Principal Distribution Amount.

                  "CLASS MF-1 APPLIED REALIZED LOSS AMOUNT": As to any Distribution Date, the sum of the Realized Losses with respect to Group I which have been applied in reduction of the Certificate Principal Balance of the Class MF-1 Certificates pursuant to Section 3.03(m)(iii) hereof.

                  "CLASS MF-1 CERTIFICATE": Any Certificate designated as a "Class MF-1 Certificate" on the face thereof, in the form of Exhibit MF-1 hereto, representing the right to distributions as set forth herein.

                  "CLASS MF-1 CERTIFICATE PRINCIPAL BALANCE": The Certificate Principal Balance of the Class MF-1 Certificates less any Class MF-1 Applied Realized Loss Amount.

                  "CLASS MF-1 CERTIFICATES CARRYOVER": On any Distribution Date, the sum of,

                  (i) if the Class MF-1 Pass-Through Rate for such Distribution Date is based on the Group I Net Rate, the excess of (A) the amount of interest the Class MF-1 Certificates would have been entitled to receive on such Distribution Date had the interest rate on the Class MF-1 Certificates for such date been calculated without regard to the Group I Net Rate, over (B) the amount of interest payable on such Class MF-1 Certificates on such date based on the Group I Net Rate; and

                  (ii) the excess of the amount described in clause (i)(A) over the amount described in clause (i)(B) above for all prior Distribution Dates, together with interest thereon at the Class MF-1 Pass Through Rate (determined without regard to the Group I Net Rate).

                  "CLASS MF-1 CURRENT INTEREST": With respect to any Distribution Date, the interest accrued on the Class MF-1 Certificate Principal Balance immediately prior to such Distribution Date during the related Accrual Period at the Class MF-1 Pass-Through Rate plus any amount previously distributed with respect to interest for Class MF-1 that is recovered during the related Accrual Period as a voidable preference by a trustee in bankruptcy pursuant to a final non-appealable order.

                  "CLASS MF-1 INTEREST CARRY FORWARD AMOUNT": With respect to each Distribution Date, the sum of:

                  (i)      the excess of

                           (A) Class MF-1 Current Interest with respect to prior Distribution Dates over

                           (B) the amount actually distributed to Class MF-1 with respect to interest (other than in respect of Class MF-1 Certificates Carryover) on such prior Distribution Dates and

                  (ii) interest thereon at the Class MF-1 Pass-Through Rate for the related Accrual Period.

                  "CLASS MF-1 PASS-THROUGH RATE": With respect to each Distribution Date, the lesser of

                           (x) 7.63% per annum plus, after the Initial Optional Termination Date, 0.50% and

                           (y)      the Group I Net Rate for such Distribution
                                    Date.

                  "CLASS MF-1 UNPAID REALIZED LOSS AMOUNT": As to any Distribution Date, the excess of:

                  (i)      the Class MF-1 Applied Realized Loss Amount over

                  (ii) the sum of all distributions in reduction of the Class MF-1 Applied Realized Loss Amount on all previous Distribution Dates pursuant to Section 3.03(g)(iii) hereof.

                  "CLASS MF-2 APPLIED REALIZED LOSS AMOUNT": As to any Distribution Date, the sum of the Realized Losses with respect to Group I which have been applied in reduction of the Certificate Principal Balance of the Class MF-2 Certificates pursuant to Section 3.03(m)(ii) hereof.

                  "CLASS MF-2 CERTIFICATE": Any Certificate designated as a "Class MF-2 Certificate" on the face thereof, in the form of Exhibit MF-2 hereto, representing the right to distributions as set forth herein.

                  "CLASS MF-2 CERTIFICATE PRINCIPAL BALANCE": The Certificate Principal Balance of the Class MF-2 Certificates less any Class MF-2 Applied Realized Loss Amount.

                  "CLASS MF-2 CERTIFICATES CARRYOVER": On any Distribution Date, the sum of,

                  (i) if the Class MF-2 Pass-Through Rate for such Distribution Date is based on the Group I Net Rate, the excess of (A) the amount of interest the Class MF-2 Certificates would have been entitled to receive on such Distribution Date had the interest rate on the Class MF-2 Certificates for such date been calculated without regard to the Group I Net Rate, over (B) the amount of interest payable on such Class MF-2 Certificates on such date based on the Group I Net Rate; and

                  (ii) the excess of the amount described in clause (i)(A) over the amount described in clause (i)(B) above for all prior Distribution Dates, together with interest thereon at the Class MF-2 Pass Through Rate (determined without regard to the Group I Net Rate).

                  "CLASS MF-2 CURRENT INTEREST": With respect to any Distribution Date, the interest accrued on the Class MF-2 Certificate Principal Balance immediately prior to such Distribution Date during the related Accrual Period at the Class MF-2 Pass-Through Rate plus any amount previously distributed with respect to interest for Class MF-2 that is recovered during the related Accrual Period as a voidable preference by a trustee in bankruptcy pursuant to a final non-appealable order.

                  "CLASS MF-2 INTEREST CARRY FORWARD AMOUNT": With respect to each Distribution Date, the sum of:

                  (i)      the excess of:

                           (A) Class MF-2 Current Interest with respect to prior Distribution Dates over

                           (B) the amount actually distributed to Class MF-2 with respect to interest (other than in respect of Class MF-2 Certificates Carryover) on such prior Distribution Dates and

                  (ii) interest thereon at the Class MF-2 Pass-Through Rate for the related Accrual Period.

                  "CLASS MF-2 PASS-THROUGH RATE": With respect to each Distribution Date, the lesser of :

                           (x) 8.08% per annum plus, after the Initial Optional Termination Date, 0.50% and

                           (y)      the Group I Net Rate for such Distribution
                                    Date.

                  "CLASS MF-2 UNPAID REALIZED LOSS AMOUNT": As to any Distribution Date, the excess of:

                  (i)      the Class MF-2 Applied Realized Loss Amount over

                  (ii) the sum of all distributions in reduction of the Class MF-2 Applied Realized Loss Amount on all previous Distribution Dates pursuant to Section 3.03(g)(v) hereof.

                  "CLASS BF-1 APPLIED REALIZED LOSS AMOUNT": As to any Distribution Date, the sum of the Realized Losses with respect to Group I which have been applied in reduction of the Certificate Principal Balance of the Class BF-1 Certificates pursuant to Section 3.03(m)(i) hereof.

                  "CLASS BF-1 CERTIFICATE": Any Certificate designated as a "Class BF-1 Certificate" on the face thereof, in the form of Exhibit BF-1 hereto, representing the right to distributions as set forth herein.

                  "CLASS BF-1 CERTIFICATE PRINCIPAL BALANCE": The Certificate Principal Balance of the Class BF-1 Certificates less any Class BF-1 Applied Realized Loss Amount.

                  "CLASS BF-1 CERTIFICATES CARRYOVER": On any Distribution Date, the sum of,

                  (i) if the Class BF-1 Pass-Through Rate for such Distribution Date is based on the Group I Net Rate, the excess of (A) the amount of interest the Class BF-1 Certificates would have been entitled to receive on such Distribution Date had the interest rate on the Class BF-1 Certificates for such date been calculated without regard to the Group I Net Rate, over (B) the amount of interest payable on such Class BF-1 Certificates on such date based on the Group I Net Rate; and

                  (ii) the excess of the amount described in clause (i)(A) over the amount described in clause (i)(B) above for all prior Distribution Dates, together with interest thereon at the Class BF-1 Pass Through Rate (determined without regard to the Group I Net Rate).

                  "CLASS BF-1 CURRENT INTEREST": With respect to any Distribution Date, the interest accrued on the Class BF-1 Certificate Principal Balance immediately prior to such Distribution Date during the related Accrual Period at the Class BF-1 Pass-Through Rate plus any amount previously distributed with respect to interest for Class BF-1 that is recovered during the related Accrual Period as a voidable preference by a trustee in bankruptcy pursuant to a final non-appealable order.

                  "CLASS BF-1 INTEREST CARRY FORWARD AMOUNT": With respect to each Distribution Date, the sum of:

                  (i)      the excess of:

                           (A) Class BF-1 Current Interest with respect to prior Distribution Dates over

                           (B) the amount actually distributed to Class BF-1 with respect (other than in respect of Class BF-1 Certificates Carryover) to interest on such prior Distribution Dates and

                  (ii) interest thereon at the Class BF-1 Pass-Through Rate for the related Accrual Period.

                  "CLASS BF-1 PASS-THROUGH RATE": With respect to each Distribution Date, the lesser of :

                           (x)      8.61% per annum and

                           (y)      the Group I Net Rate for such Distribution
                                    Date.

                  "CLASS BF-1 UNPAID REALIZED LOSS AMOUNT": As to any Distribution Date, the excess of:

                  (i)      the Class BF-1 Applied Realized Loss Amount over

                  (ii) the sum of all distributions in reduction of the Class BF-1 Applied Realized Loss Amount on all previous Distribution Dates pursuant to Section 3.03(g)(vii) hereof.

                  "CLASS PF-1 CERTIFICATE": Any Certificate designated as a "Class PF-1 Certificate" on the face thereof, in the form of Exhibit PF-1 hereto, representing the right to distributions as set forth herein.

                  "CLASS PF-1 CERTIFICATE PRINCIPAL BALANCE": The Certificate Principal Balance of the Class PF-1 Certificates, which is initially $50.

                  "CLASS PF-1 PREPAYMENT AMOUNT": As to each Distribution Date, the excess, if any, of Prepayment Penalties collected with respect to the Mortgage Loans in Group I during the related Due Period over the Group I Pledged Prepayment Penalties for such Distribution Date.

         "GROUP II CERTIFICATES"

                  "CLASS AV-1 CERTIFICATE": Any Certificate designated as a "Class AV-1 Certificate" on the face thereof, in the form of Exhibit AV-1 hereto, representing the right to distributions as set forth herein.

                  "CLASS AV-1 CERTIFICATE PRINCIPAL BALANCE": The Certificate Principal Balance of the Class AV-1 Certificates.

                  "CLASS AV-1 CERTIFICATES CARRYOVER": On any Distribution Date, the sum of,

                  (i) if the Class AV-1 Pass-Through Rate for such Distribution Date is based on the Group II Available Funds Cap, the excess of (A) the amount of interest the Class AV-1 Certificates would have been entitled to receive on such Distribution Date had the interest rate on the Class AV-1 Certificates for such date been calculated without regard to the Group II Available Funds Cap, but in no event greater than the Group II Maximum Cap, over (B) the amount of interest payable on such Class AV-1 Certificates on such date based on the Group II Available Funds Cap, and

                  (ii) the excess of the amount described in clause (i)(A) over the amount described in clause (i)(B) above for all prior Distribution Dates, together with interest thereon at the Class AV-1 Pass Through Rate (determined without regard to the Group II Available Funds Cap).

                  "CLASS AV-1 CURRENT INTEREST": With respect to any Distribution Date, the interest accrued on the Class AV-1 Certificate Principal Balance immediately prior to such Distribution Date during the related Accrual Period at the Class AV-1 Pass Through Rate plus any amount previously distributed with respect to interest for Class AV-1 that is recovered during the related Accrual Period as a voidable preference by a trustee in bankruptcy pursuant to a final, nonappealable order.

                  "CLASS AV-1 INTEREST CARRY FORWARD AMOUNT": With respect to any Distribution Date, the sum of:

                  (i)      the excess of:

                           (A) Class AV-1 Current Interest with respect to prior Distribution Dates over

                           (B) the amount actually distributed to Class AV-1 with respect to interest (other than in respect of Class AV-1 Certificate Carryover) on such prior Distribution Dates and

                  (ii) interest on such excess at the Class AV-1 Pass-Through Rate for the related Accrual Period.

                  "CLASS AV-1 PASS-THROUGH RATE": With respect to any Distribution Date, the lesser of :

                           (x) One Month LIBOR plus, in the case of any Distribution Date on or prior to the Initial Optional Termination Date, 0.24% per annum, or in the case of any Distribution Date that occurs after the Initial Optional Termination Date, plus 0.48% per annum, and

                           (y) the Group II Available Funds Cap for such Distribution Date.

                  "CLASS MV-1 APPLIED REALIZED LOSS AMOUNT": As to any Distribution Date, the sum of the Realized Losses with respect to Group II which have been applied in reduction of the Certificate Principal Balance of the Class MV-1 Certificates pursuant to Section 3.03(n)(iii) hereof.

                  "CLASS MV-1 CERTIFICATE": Any Certificate designated as a "Class MV-1 Certificate" on the face thereof, in the form of Exhibit MV-1 hereto, representing the right to distributions as set forth herein.

                  "CLASS MV-1 CERTIFICATE PRINCIPAL BALANCE": The Certificate Principal Balance of the Class MV-1 Certificates less any Class MV-1 Applied Realized Loss Amount.

                  "CLASS MV-1 CERTIFICATES CARRYOVER": On any Distribution Date, the sum of,

                  (i) if the Class MV-1 Pass-Through Rate for such Distribution Date is based on the Group II Available Funds Cap, the excess of (A) the amount of interest the Class MV-1 Certificates would have been entitled to receive on such Distribution Date had the interest rate on the Class MV-1 Certificates for such date been calculated without regard to the Group II Available Funds Cap, but in no event greater than the Group II Maximum Cap, over (B) the amount of interest payable on such Class MV-1 Certificates on such date based on the Group II Available Funds Cap, and

                  (ii) the excess of the amount described in clause (i)(A) over the amount described in clause (i)(B) above for all prior Distribution Dates, together with interest thereon at the Class MV-1 Pass Through Rate (determined without regard to the Group II Available Funds Cap).

                  "CLASS MV-1 CURRENT INTEREST": With respect to any Distribution Date, the interest accrued on the Class MV-1 Certificate Principal Balance immediately prior to such Distribution Date during the related Accrual Period at the Class MV-1 Pass Through Rate plus any amount previously distributed with respect to interest for Class MV-1 that is recovered during the related Accrual Period as a voidable preference by a trustee in bankruptcy pursuant to a final, nonappealable order.

                  "CLASS MV-1 INTEREST CARRY FORWARD AMOUNT": With respect to any Distribution Date, the sum of:

                  (i)      the excess of:

                           (A) Class MV-1 Current Interest with respect to prior Distribution Dates over

                           (B) the amount actually distributed to Class MV-1 with respect to interest (other than in respect of Class MV-1 Certificate Carryover) on such prior Distribution Dates and

                  (ii) interest on such excess at the Class MV-1 Pass-Through Rate for the related Accrual Period.

                  "CLASS MV-1 PASS-THROUGH RATE": With respect to any Distribution Date, the lesser of :

                           (x) One Month LIBOR plus, in the case of any Distribution Date on or prior to the Initial Optional Termination Date, 0.62% per annum, or in the case of any Distribution Date that occurs after the Initial Optional Termination Date, plus 0.93% per annum, and

                           (y) the Group II Available Funds Cap for such Distribution Date.

                  "CLASS MV-1 UNPAID REALIZED LOSS AMOUNT": As to any Distribution Date, the excess of:

                  (i)      the Class MV-1 Applied Realized Loss Amount over

                  (ii) the sum of all distributions in reduction of the Class MV-1 Applied Realized Loss Amount on all previous Distribution Dates pursuant to Section 3.03(h)(iii) hereof.

                  "CLASS MV-2 APPLIED REALIZED LOSS AMOUNT": As to any Distribution Date, the sum of the Realized Losses with respect to Group II which have been applied in reduction of the Certificate Principal Balance of the Class MV-2 Certificates pursuant to Section 3.03(n)(ii) hereof.

                  "CLASS MV-2 CERTIFICATE": Any Certificate designated as a "Class MV-2 Certificate" on the face thereof, in the form of Exhibit MV-2 hereto representing the right to distributions as set forth herein.

                  "CLASS MV-2 CERTIFICATE PRINCIPAL BALANCE": The Certificate Principal Balance of the Class MV-2 Certificates less any Class MV-2 Applied Realized Loss Amount.

                  "CLASS MV-2 CERTIFICATES CARRYOVER": On any Distribution Date, the sum of,

                  (i) if the Class MV-2 Pass-Through Rate for such Distribution Date is based on the Group II Available Funds Cap, the excess of (A) the amount of interest the Class MV-2 Certificates would have been entitled to receive on such Distribution Date had the interest rate on the Class MV-2 Certificates for such date been calculated without regard to the Group II Available Funds Cap, but in no event greater than the Group II Maximum Cap, over (B) the amount of interest payable on such Class MV-2 Certificates on such date based on the Group II Available Funds Cap, and

                  (ii) the excess of the amount described in clause (i)(A) over the amount described in clause (i)(B) above for all prior Distribution Dates, together with interest thereon at the Class MV-2 Pass Through Rate (determined without regard to the Group II Available Funds Cap).

                  "CLASS MV-2 CURRENT INTEREST": With respect to any Distribution Date, the interest accrued on the Class MV-2 Certificate Principal Balance immediately prior to such Distribution Date during the related Accrual Period at the Class MV-2 Pass Through Rate plus any amount previously distributed with respect to interest for Class MV-2 that is recovered during the related Accrual Period as a voidable preference by a trustee in bankruptcy pursuant to a final, nonappealable order.

                  "CLASS MV-2 INTEREST CARRY FORWARD AMOUNT": With respect to each Distribution Date, the sum of:

                  (i)      the excess of:

                           (A) Class MV-2 Current Interest with respect to prior Distribution Dates over

                           (B) the amount actually distributed to Class MV-2 with respect to interest (other than in respect of Class MV-2 Certificate Carryover) on such prior Distribution Dates and

                  (ii) interest on such excess at the Class MV-2 Pass-Through Rate for the related Accrual Period.

                  "CLASS MV-2 PASS-THROUGH RATE": With respect to any Distribution Date, the lesser of :

                           (x) One Month LIBOR plus, in the case of any Distribution Date on or prior to the Initial Optional Termination Date, 1.10% per annum, or in the case of any Distribution Date that occurs after the Initial Optional Termination Date, plus 1.65% per annum, and

                           (y) the Group II Available Funds Cap for such Distribution Date.

                  "CLASS MV-2 UNPAID REALIZED LOSS AMOUNT": As to any Distribution Date, the excess of:

                  (i)      the Class MV-2  Applied Realized Loss Amount over

                  (ii) the sum of all distributions in reduction of the Class MV-2 Applied Realized Loss Amount on all previous Distribution Dates pursuant to Section 3.03(h)(v) hereof.

                  "CLASS BV-1 APPLIED REALIZED LOSS AMOUNT": As to any Distribution Date, the sum of the Realized Losses with respect to Group II which have been applied in reduction of the Certificate Principal Balance of the Class BV-1 Certificates pursuant to Section 3.03(n)(i) hereof.

                  "CLASS BV-1 CERTIFICATE": Any Certificate designated as a "Class BV-1 Certificate" on the face thereof, in the form of Exhibit BV-1 hereto representing the right to distributions as set forth herein.

                  "CLASS BV-1 CERTIFICATE PRINCIPAL BALANCE": The Certificate Principal Balance of the Class BV-1 Certificates less any Class BV-1 Applied Realized Loss Amount.

                  "CLASS BV-1 CERTIFICATES CARRYOVER": On any Distribution Date, the sum of,

                  (i) if the Class BV-1 Pass-Through Rate for such Distribution Date is based on the Group II Available Funds Cap, the excess of (A) the amount of interest the Class BV-1 Certificates would have been entitled to receive on such Distribution Date had the interest rate on the Class BV-1 Certificates for such date been calculated without regard to the Group II Available Funds Cap, but in no event greater than the Group II Maximum Cap, over (B) the amount of interest payable on such Class BV-1 Certificates on such date based on the Group II Available Funds Cap, and

                  (ii) the excess of the amount described in clause (i)(A) over the amount described in clause (i)(B) above for all prior Distribution Dates, together with interest thereon at the Class BV-1 Pass Through Rate (determined without regard to the Group II Available Funds Cap).

                  "CLASS BV-1 CURRENT INTEREST": With respect to any Distribution Date, the interest accrued on the Class BV-1 Certificate Principal Balance immediately prior to such Distribution Date during the related Accrual Period at the Class BV-1 Pass Through Rate plus any amount previously distributed with respect to interest for Class BV-1 that is recovered during the related Accrual Period as a voidable preference by a trustee in bankruptcy pursuant to a final, nonappealable order.

                  "CLASS BV-1 INTEREST CARRY FORWARD AMOUNT": With respect to each Distribution Date, the sum of:

                  (i)      the excess of:

                           (A) Class BV-1 Current Interest with respect to prior Distribution Dates over

                           (B) the amount actually distributed to Class BV-1 with respect to interest (other than in respect of Class BV-1 Certificate Carryover) on such prior Distribution Dates and

                  (ii) interest on such excess at the Class BV-1 Pass-Through Rate for the related Accrual Period.

                  "CLASS BV-1 PASS-THROUGH RATE": With respect to any Distribution Date, the lesser of :

                           (x) One Month LIBOR plus, in the case of any Distribution Date on or prior to the Initial Optional Termination Date, 1.95% per annum, or in the case of any Distribution Date that occurs after the Initial Optional Termination Date, plus 2.925% per annum, and

                           (y) the Group II Available Funds Cap for such Distribution Date.

                  "CLASS BV-1 UNPAID REALIZED LOSS AMOUNT": As to any Distribution Date, the excess of:

                  (i)      the Class BV-1 Applied Realized Loss Amount over

                  (ii) the sum of all distributions in reduction of the Class BV-1 Applied Realized Loss Amount on all previous Distribution Dates pursuant to Section 3.03(h)(vii) hereof.

                  "CLASS PV-1 CERTIFICATE": Any Certificate designated as a "Class PV-1 Certificate" on the face thereof, in the form of Exhibit PV-1 hereto, representing the right to distributions as set forth herein.

                  "CLASS PV-1 CERTIFICATE PRINCIPAL BALANCE": The Certificate Principal Balance of the Class PV-1 Certificates, which is initially $50.

                  "CLASS PV-1 PREPAYMENT AMOUNT": As to each Distribution Date, the excess, if any, of Prepayment Penalties collected with respect to the Mortgage Loans in Group II during the related Due Period over the Group II Pledged Prepayment Penalties for such Distribution Date.

                  "CLASS A-IO CERTIFICATES": Any Certificate designated as a "Class A-IO Certificate" on the face thereof, in the form of Exhibit A-IO hereto, representing the right to distributions as set forth herein.

                  "CLASS A-IO PASS-THROUGH RATE": With respect to each Distribution Date, 6.75%.

                  "CLASS A-IO-I COMPONENT INTEREST": With respect to any Distribution Date, the interest accrued on the Class A-IO-I Component Notional Principal Balance immediately prior to such Distribution Date during the related Accrual Period at the Class A-IO Pass-Through Rate plus any amount previously distributed with respect to interest for the Class A-IO-I Component that is recovered during the related Accrual Period as a voidable preference by a trustee in bankruptcy pursuant to a final non-appealable order.

                  "CLASS A-IO-I COMPONENT INTEREST CARRY FORWARD AMOUNT": With respect to each Distribution Date, the sum of:

                  (i)      the excess of:

                           (A) Class A-IO-I Component Current Interest with respect to prior Distribution Dates over

                           (B) the amount actually distributed to Class A-IO-I Component with respect to interest on such prior Distribution Dates and

                  (ii) interest thereon at the Class A-IO Pass-Through Rate for the related Accrual Period.

                  "CLASS A-IO-I COMPONENT NOTIONAL PRINCIPAL BALANCE": With respect to each Distribution Date, the lesser of:

                  (i) the Group I Assumed Principal Balance as of the beginning of the related Due Period, and

                  (ii) an amount determined with reference to the following schedule:

                                                               CLASS A-IO-I
                        DISTRIBUTION DATE                       COMPONENT
                        -----------------                       ---------

                        January 2001 - March 2001                52,700,000
                        April 2001 - June 2001                   51,300,000
                        July 2001 - September 2001               48,800,000
                        October 2001 - December 2001             46,000,000
                        January 2002 - March 2002                43,200,000
                        April 2002 - June 2002                   40,500,000
                        July 2002 - September 2002               38,000,000
                        October 2002 - December 2002             35,700,000
                        January 2003 - March 2003                31,000,000
                        April 2003 - June 2003                   25,200,000
                        July 2003                                23,000,000
                        August 2003 and thereafter                        0

                  "CLASS A-IO-II COMPONENT CURRENT INTEREST": With respect to any Distribution Date, the interest accrued on the Class A-IO-II Component Notional Principal Balance immediately prior to such Distribution Date during the related Accrual Period at the Class A-IO Pass-Through Rate plus any amount previously distributed with respect to interest for the Class A-IO-II Component that is recovered during the related Accrual Period as a voidable preference by a trustee in bankruptcy pursuant to a final non-appealable order.

                  "CLASS A-IO-II COMPONENT INTEREST CARRY FORWARD AMOUNT": With respect to each Distribution Date, the sum of:

                  (i)      the excess of:

                           (A) Class A-IO-II Component Current Interest with respect to prior Distribution Dates over

                           (B) the amount actually distributed to Class A-IO-II Component with respect to interest on such prior Distribution Dates and

                  (ii) interest thereon at the Class A-IO Pass-Through Rate for the related Accrual Period.

                  "CLASS A-IO-II COMPONENT NOTIONAL PRINCIPAL BALANCE": With respect to each Distribution Date, the lesser of

                  (i) the Group II Assumed Principal Balance as of the beginning of the related Due Period, and

                  (ii) an amount determined with reference to the following schedule:

                                                              CLASS A-IO-II
                        DISTRIBUTION DATE                       COMPONENT
                        -----------------                       ---------

                        January 2001 - March 2001               24,000,000
                        April 2001 - June 2001                  21,000,000
                        July 2001 - September 2001              19,000,000
                        October 2001 - December 2001            18,000,000
                        January 2002 - March 2002               17,000,000
                        April 2002 - June 2002                  15,000,000
                        July 2002 - September 2002              15,000,000
                        October 2002 - December 2002            15,000,000
                        January 2003 - March 2003               15,000,000
                        April 2003 - June 2003                  15,000,000
                        July 2003                               15,000,000
                        August 2003 and thereafter                       0

                  "CLASS": Any of Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2, Class BF-1, Class AV-1, Class MV-1, Class MV-2, Class BV-1, Class A-IO, Class PF-1, Class PV-1, Class C and Class R.

                  "CLASS C CERTIFICATE": Any of the Certificates designated as a "Class C Certificate" on the face thereof, in the form of Exhibit C hereto representing the right to distributions as set forth herein.

                  "CLASS C DISTRIBUTION AMOUNT": With respect to any Distribution Date, the sum of the Group I Interest Funds available for distribution pursuant to Section 3.03(g)(ix) hereof and the Group I Released Principal Amount for such date.

                  "CLASS R CERTIFICATE": Any of the Certificates designated as a "Class R Certificate" on the face thereof, in the form of Exhibit R hereto and evidencing an interest designated as the "residual interest" in the Pooling, Second-Tier and Issuing REMICs for purposes of the REMIC Provisions.

                  "CLOSING DATE":  December 20, 2000.

                  "CORRESPONDING CLASS": With respect to any Lower Tier Interest in the Second Tier REMIC, the Class of Certificates (or components) that correspond to such interest in the manner described in the Preliminary Statement.

                  "CURRENT INTEREST": As to any Class, the definition therefor having the corresponding designation as such Class.

                  "CUSTODIAN": Bankers Trust Company, and its successors and assigns in such capacity.

                  "CUT-OFF DATE": As of the close of business on December 1, 2000 or on each Subsequent Cut-Off Date, as applicable.

                  "DELINQUENT": A Mortgage Loan is "Delinquent" if any payment due thereon is not made by the close of business on the last day of the Prepayment Period immediately following the day such payment is scheduled to be due. A Mortgage Loan is "30 days Delinquent" if such payment has not been received by the close of business on the last day of the Prepayment Period of the month immediately succeeding the month in which such payment was due. Similarly for "60 days Delinquent," "90 days Delinquent" and so on.

                  "DESIGNATED CLASS": There is no designated Class for purposes of Section 9.02 of the Standard Terms.

                  "DISTRIBUTION AMOUNT": As to each Distribution Date and Class of Certificates, the aggregate amount to be distributed to such Class on such date pursuant to Section 3.03 hereof.

                  "DISTRIBUTION DATE": The 25th day of each month, or the next Business Day if such 25th day is not a Business Day, commencing January 25, 2001.

                  "FITCH": Fitch, Inc., and its successors (One State Street Plaza, 33rd Floor, New York, New York 10004).

                  "FUNDING PERIOD": The period commencing on the Closing Date and ending on the earliest to occur of :

                  (i) the date on which the amount on deposit in the Pre-Funding Account (exclusive of any investment earnings) is less than $100,000,

                  (ii)     the date on which an Event of Default occurs and

                  (iii)    March 20, 2001.

         GROUP DEFINITIONS:

                  "GROUP":  Either Group I or Group II.

                  "GROUP I": The pool of Mortgage Loans identified in the related Schedules of Mortgage Loans as having been assigned to Group I, including any Group I Subsequent Mortgage Loans and any Group I Qualified Substitute Mortgage Loans delivered in replacement thereof.

                  "GROUP I ACTUAL CUMULATIVE EXCESS SPREAD": With respect to any Distribution Date the sum of (i) the Group I Actual Current Monthly Excess Spread and (ii) the Group I Pledged Prepayment Penalties for all prior Distribution Dates.

                  "GROUP I ACTUAL CURRENT MONTHLY EXCESS SPREAD": With respect to any Distribution Date the total interest funds collected or advanced by the Servicer or Master Servicer with respect to the Group I Mortgage Loans and the related Distribution Date less the total of all trust expenses and interest required to be paid on the Group I Certificates for that Distribution Date.

                  "GROUP I CERTIFICATE": Any of the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2, Class BF-1 and Class PF-1 Certificates.

                  "GROUP I CERTIFICATE PRINCIPAL BALANCE": The sum of the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2 and Class BF-1 Certificate Principal Balances.

                  "GROUP I CLASS A CERTIFICATE PRINCIPAL BALANCE": The sum of the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificate Principal Balances.

                  "GROUP I CLASS A PRINCIPAL DISTRIBUTION AMOUNT": With respect to any Distribution Date before the Group I Stepdown Date or as to which a Group I Trigger Event has occurred, 100% of the Group I Principal Distribution Amount for such Distribution Date and with respect to any Distribution Date on or after the Stepdown Date and as to which a Group I Trigger Event has not occurred, the excess of:

                  (i) the Group I Class A Certificate Principal Balance immediately prior to such Distribution Date over

                  (ii)     the lesser of:

                           (A) 70.50% of the Assumed Principal Balance for the Mortgage Loans in Group I on the preceding Due Date and

                           (B)      the positive excess, if any, of:

                                    (I)      the Assumed Principal Balance for
                                             the Mortgage Loans in Group I on
                                             the preceding Due Date over

                                    (II)    $900,000; provided, that if such
                                            excess is not a positive number,
                                            such amount shall be deemed to equal
                                            zero.

                  "GROUP I CLASS MF-1 PRINCIPAL DISTRIBUTION AMOUNT": With respect to any Distribution Date on or after the Group I Stepdown Date and as long as a Group I Trigger Event is not in effect (subject to the proviso set forth in Section 3.03(c) hereof), the excess of:

                  (i)      the sum of:

                           (A) the Group I Class A Certificate Principal Balance (after giving effect to distributions on that date), and

                           (B) the Class MF-1 Certificate Principal Balance immediately prior to such Distribution Date over

                  (ii)     the lesser of:

                           (A) 82.50% of the Assumed Principal Balance for the Mortgage Loans in Group I on the preceding Due Date, and

                           (B)      the positive excess, if any, of:

                                    (I)      the Assumed Principal Balance for
                                             the Mortgage Loans in Group I on
                                             the preceding Due Date over

                                    (II)    $900,000; provided, that if such
                                            excess is not a positive number,
                                            such amount shall be deemed to equal
                                            zero.

                  "GROUP I CLASS MF-2 PRINCIPAL DISTRIBUTION AMOUNT": With respect to any Distribution Date on or after the Group I Stepdown Date and as long as a Group I Trigger Event is not in effect (subject to the proviso set forth in Section 3.03(c) hereof), the excess of:

                  (i)      the sum of:

                           (A) the Group I Class A Certificate Principal Balance (after giving effect to distributions on that date),

                           (B) the Class MF-1 Certificate Principal Balance (after giving effect to distributions on that date), and

                           (C) the Class MF-2 Certificate Principal Amount immediately prior to such Distribution Date over

                  (ii)     the lesser of:

                           (A) 91.00% of the Assumed Principal Balance for the Mortgage Loans in Group I on the preceding Due Date, and

                           (B)      the positive excess, if any, of:

                                    (I)      the Assumed Principal Balance for
                                             the Mortgage Loans in Group I on
                                             the preceding Due Date over

                                    (II)    $900,000; provided, that if such
                                            excess is not a positive number,
                                            such amount shall be deemed to equal
                                            zero.

                  "GROUP I CLASS BF-1 PRINCIPAL DISTRIBUTION AMOUNT": With respect to any Distribution on and after the Group I Stepdown Date and as long as a Group I Trigger Event is not in effect (subject to the proviso set forth in Section 3.03(c) hereof), the excess of:

                  (i)      the sum of:

                           (A) the Group I Class A Certificate Principal Balance (after giving effect to distributions on that date),

                           (B) the Class MF-1 Certificate Principal Balance (after giving effect to distributions on that date),

                           (C) the Class MF-2 Certificate Principal Balance (after giving effect to distributions on that date), and

                           (D) the Class BF-1 Certificate Principal Balance immediately prior to such Distribution Date over

                  (ii)     the lesser of:

                           (A) 96.00% of the Assumed Principal Balance for the Mortgage Loans in Group I on the preceding Due Date, and

                           (B)      the positive excess, if any, of:

                                    (I)      the Assumed Principal Balance for
                                             the Mortgage Loans in Group I on
                                             the preceding Due Date over

                                    (II)    $900,000; provided, that if such
                                            excess is not a positive number,
                                            such amount shall be deemed to equal
                                            zero.

                  "GROUP I CUMULATIVE EXCESS SPREAD SHORTFALL": With respect to any Distribution Date an amount equal to the excess of (i) the Group I Targeted Cumulative Excess Spread set forth below for such date over (ii) the sum of (x) the Group I Actual Cumulative Excess Spread for the prior Distribution Date and
(y) the Group I Actual Current Monthly Excess Spread for the related Distribution Date.


                 Group I Targeted Cumulative Excess Spread Table

                    DATE           AMOUNT           DATE          AMOUNT          DATE            AMOUNT
                    ----           ------           ----          ------          ----            ------
                  1/25/2001     $        --        9/25/2002   $ 4,761,717       5/25/2004    $  8,444,904
                  2/25/2001         246,727       10/25/2002     4,930,542       6/25/2004       8,624,024
                  3/25/2001         497,938       11/25/2002     5,087,312       7/25/2004       8,796,821
                  4/25/2001         760,150       12/25/2002     5,232,345       8/25/2004       8,963,483
                  5/25/2001       1,024,112        1/25/2003     5,391,918       9/25/2004       9,124,150
                  6/25/2001       1,288,345        2/25/2003     5,539,675      10/25/2004       9,278,940
                  7/25/2001       1,565,382        3/25/2003     5,675,882      11/25/2004       9,427,967
                  8/25/2001       1,839,679        4/25/2003     5,833,421      12/25/2004       9,571,340
                  9/25/2001       2,109,640        5/25/2003     5,980,109       1/25/2005       9,709,847
                 10/25/2001       2,383,520        6/25/2003     6,116,576       2/25/2005       9,843,817
                 11/25/2001       2,645,555        7/25/2003     6,255,548       3/25/2005       9,973,127
                 12/25/2001       2,893,668        8/25/2003     6,514,314       4/25/2005      10,097,947
                  1/25/2002       3,143,437        9/25/2003     6,764,492       5/25/2005      10,218,626
                  2/25/2002       3,379,389       10/25/2003     7,004,968       6/25/2005      10,335,285
                  3/25/2002       3,599,652       11/25/2003     7,237,297       7/25/2005      10,448,042
                  4/25/2002       3,820,408       12/25/2003     7,457,070       8/25/2005      10,557,013
                  5/25/2002       4,027,254        1/25/2004     7,667,197       9/25/2005      10,662,307
                  6/25/2002       4,219,896        2/25/2004     7,870,601      10/25/2005      10,763,996
                  7/25/2002       4,413,179        3/25/2004     8,068,210      11/25/2005      10,862,148
                  8/25/2002       4,593,679        4/25/2004     8,259,631      12/25/2005      10,950,537

                  "GROUP I CURRENT MONTHLY EXCESS SPREAD SHORTFALL": With respect to any Distribution Date an amount equal to the excess of (i) the Group I Targeted Current Monthly Excess Spread set forth below for such date over (ii) the Group I Actual Current Monthly Excess Spread.


                 Group I Targeted Current Monthly Excess Spread Table

                   DATE           AMOUNT           DATE           AMOUNT          DATE            AMOUNT
                   ----           ------           ----           ------          ----            ------
                 1/25/2001      $        --       9/25/2002     $  168,038        5/25/2004    $   185,273
                 2/25/2001          246,727      10/25/2002        168,825        6/25/2004        179,120
                 3/25/2001          251,211      11/25/2002        156,770        7/25/2004        172,797
                 4/25/2001          262,212      12/25/2002        145,033        8/25/2004        166,662
                 5/25/2001          263,962       1/25/2003        159,573        9/25/2004        160,667
                 6/25/2001          264,233       2/25/2003        147,757       10/25/2004        154,790
                 7/25/2001          277,037       3/25/2003        136,207       11/25/2004        149,027
                 8/25/2001          274,297       4/25/2003        157,539       12/25/2004        143,373
                 9/25/2001          269,961       5/25/2003        146,688        1/25/2005        138,507
                10/25/2001          273,880       6/25/2003        136,467        2/25/2005        133,970
                11/25/2001          262,035       7/25/2003        138,972        3/25/2005        129,310
                12/25/2001          248,113       8/25/2003        258,766        4/25/2005        124,820
                 1/25/2002          249,769       9/25/2003        250,178        5/25/2005        120,679
                 2/25/2002          235,952      10/25/2003        240,476        6/25/2005        116,659
                 3/25/2002          220,263      11/25/2003        232,329        7/25/2005        112,757
                 4/25/2002          220,756      12/25/2003        219,773        8/25/2005        108,971
                 5/25/2002          206,846       1/25/2004        210,127        9/25/2005        105,294
                 6/25/2002          192,642       2/25/2004        203,404       10/25/2005        101,689
                 7/25/2002          193,283       3/25/2004        197,609       11/25/2005         98,152
                 8/25/2002          180,500       4/25/2004        191,421       12/25/2005         88,389

                  "GROUP I DELINQUENCY PERCENTAGE": For each Distribution Date and as to Group I , the Scheduled Principal Balance of the Mortgage Loans in Group I that, as of the last day of the related Prepayment Period, are 60 or more days Delinquent as a percentage of the Scheduled Principal Balance of the Mortgage Loans in Group I.

                  "GROUP I EXTRA PRINCIPAL DISTRIBUTION AMOUNT": With respect to any Distribution Date, the lesser of (x) the sum of the Group I Interest Funds available pursuant to Section 3.03(a)(v) and the Group I Net Pledged Prepayment Penalties, if any, and:

                  (y)      the excess of:

                           (i) the Group I Required Overcollateralization Amount over

                           (ii) the Group I Overcollateralization Amount (assuming that all Group I Principal Funds are distributed as principal to the Group I Certificates on such date).

                  "GROUP I INTEREST FUNDS": With respect to Group I and any Master Servicer Remittance Date, to the extent actually deposited in the Master Servicer Custodial Account, the sum, without duplication, of:

                  (i) all scheduled interest collected during the related Due Period with respect to Group I less the Group I Servicing Fee and the Group I Master Servicing Fee ,

                  (ii) all Advances relating to interest with respect to Group I,

                  (iii)    all Month End Interest with respect to Group I and

                  (iv) Liquidation Proceeds with respect to Group I (to the extent such Liquidation Proceeds relate to interest) less all Non-Recoverable Advances relating to interest and expenses pursuant to Section 6.03 of the Standard Terms.

        The Group I Interest Funds for any Distribution Date shall be increased by the pro rata portion for such Group (based on the amount on deposit in the Pre-Funding Account in respect of such Group) of the Capitalized Interest Requirement withdrawn from the Capitalized Interest Account for such Distribution Date.

                  "GROUP I MASTER SERVICING FEE": With respect to each Master Servicer Remittance Date, an amount payable (or allocable) to the Master Servicer equal to the product of one-twelfth of the Group I Master Servicing Fee Rate and the aggregate Scheduled Principal Balance of Group I on the first day of the Due Period preceding such Master Servicer Remittance Date.

                  "GROUP I MASTER SERVICING FEE RATE":  0.05% per annum.

                  "GROUP I NET PLEDGED PREPAYMENT PENALTIES": With respect to any Distribution Date the Group I Pledged Prepayment Penalties remaining after the distributions set forth in Section 3.03(e) hereof.

                  "GROUP I NET RATE": The excess of the weighted average of the Net Rates for the Group I Mortgage Loans over the A-IO-I Adjusted Rate.

                  "GROUP I OVERCOLLATERALIZATION AMOUNT": With respect to any Distribution Date the excess of the Assumed Principal Balance of the Mortgage Loans in Group I over the Group I Certificate Principal Balance after giving effect to principal distributions on such Distribution Date.

                  "GROUP I PLEDGED PREPAYMENT PENALTIES": With respect to any Distribution Date an amount equal to the lesser of (i) Prepayment Penalties collected with respect to the Mortgage Loans in Group I during the related Due Period and (ii) the greatest of: (A) 50% of the Prepayment Penalties with respect to the Mortgage Loans in Group I owed and not waived by the Servicer pursuant to the terms of the Servicing Agreement for the related Due Period; (B) the Group I Current Monthly Excess Spread Shortfall; and (C) the Group I Cumulative Excess Spread Shortfall.

                  "GROUP I PRE-FUNDED AMOUNT": With respect to any Master Servicer Reporting Date, the amount remaining on deposit in the Pre-Funding Account with respect to Group I (exclusive of any Group I Pre-Funding Account Earnings).

                  "GROUP I PRE-FUNDING ACCOUNT EARNINGS": With respect to each Distribution Date to and including the date immediately preceding the Distribution Date immediately following the end of the Funding Period, Pre-Funding Account earnings with respect to the Group I Pre-Funded Amount.

                  "GROUP I PRINCIPAL DISTRIBUTION AMOUNT": With respect to any Distribution Date, the excess of:

                  (A)      the sum of:

                           (i)      the Group I Principal Funds and

                           (ii) the Group I Extra Principal Distribution Amount over

                  (B)      the Group I Released Principal Amount.

                  "GROUP I PRINCIPAL FUNDS": With respect to Group I and any Master Servicer Remittance Date, to the extent actually deposited in the Master Servicer Custodial Account, the sum, without duplication, of:

                  (i) all scheduled principal with respect to Group I collected by the Servicer during the related Due Period or advanced on or before such Master Servicer Remittance Date,

                  (ii) prepayments with respect to Group I collected by the Servicer in the related Prepayment Period,

                  (iii) the Scheduled Principal Balance of each Mortgage Loan in Group I repurchased by the Depositor,

                  (iv) any Substitution Shortfall with respect to Group I and

                  (v) all Liquidation Proceeds with respect to Group I collected by the Servicer during the related Due Period (to the extent such Liquidation Proceeds related to principal) less all non-recoverable Advances relating to principal with respect to Group I reimbursed during the related Due Period.

                  "GROUP I RELEASED PRINCIPAL AMOUNT": With respect to any Distribution Date

                  (i) if a Group I Subordinated Trigger Event exists, zero and

                  (ii) if a Group I Subordinated Trigger Event does not exist, the amount by which the Group I Overcollateralization Amount (assuming for such purpose that all Group I Principal Funds for such Distribution Date are distributed as principal to the Group I Certificates) exceeds the Group I Required Overcollateralization Amount.

                  "GROUP I REQUIRED OVERCOLLATERALIZATION AMOUNT": With respect to any Distribution Date:

                  (i) prior to the Group I Stepdown Date, 2.00% of the Assumed Principal Balance for the Mortgage Loans in Group I as of the Cut-Off Date and

                  (ii) on and after the Group I Stepdown Date the greatest of:

                           (x)      the lesser of:

                                    (I)      2.00% of the Assumed Principal
                                             Balance for the Mortgage Loans in
                                             Group I as of the Cut-Off Date and

                                    (II)    4.00% of the Assumed Principal
                                            Balance for the Mortgage Loans in
                                            Group I on the preceding Due Date,
                                            and

                           (y) 0.50% of the Assumed Principal Balance for the Mortgage Loans in Group I as of the Cut-Off Date, and

                           (z) if a Group I Trigger Event is in effect, the Group I Overcollateralization Amount as of the preceding Distribution Date.

                  "GROUP I SERVICING FEE": With respect to each Mortgage Loan in Group I and each Remittance Date, the product of :

                           (x)      one-twelfth of the Servicing Fee Rate and

                           (y) the aggregate Scheduled Principal Balance of such Mortgage Loan as of the opening of business on the first day of the Due Period preceding such Remittance Date.

                  "GROUP I SERVICING FEE RATE": With respect to each Mortgage Loan in Group I, the fixed per annum rate payable to the Servicer as set out on
Schedule IA to this Agreement.

                  "GROUP I STEPDOWN DATE": With respect to Group I, the earlier to occur of:

                  (i)      the later to occur of:

                           (A)      the Distribution Date in January, 2004 and

                           (B) the first Distribution Date on which the Group I Class A Certificate Principal Balance immediately prior to such Distribution Date (less the Group I Principal Funds for such Distribution Date) is less than or equal to 70.50% of the Assumed Principal Balance for Group I on such date, and

                  (ii) the Distribution Date after which the Group I Class A Certificate Principal Balance has been reduced to zero.

                  "GROUP I SUBORDINATED CERTIFICATES": The Class MF-1, Class MF-2, and Class BF-1 Certificates.

                  "GROUP I SUBORDINATED TRIGGER EVENT": With respect to Group I, any Distribution Date after the Group I Stepdown Date on which:

                  (a) Realized Losses since the Cut-Off Date with respect to the Mortgage Loans in Group I as a percentage of the Assumed Principal Balance for Group I as of the Cut-Off Date exceed the percentage set out below with respect to such Distribution Date:

                  DISTRIBUTION DATE (INCLUSIVE)

                  January 2004 and thereafter                  4.00%

                  and

                  (b) the Scheduled Principal Balance of the Mortgage Loans in Group I that, as of such Distribution Date, are 60 or more days Delinquent as a percentage of the Assumed Principal Balance for Group I exceeds the percentage set out below with respect to such Distribution Date:

                  DISTRIBUTION DATE (INCLUSIVE)

                  January 2004 and thereafter                 10.00%

                  "GROUP I SUBSEQUENT MORTGAGE LOANS": The Mortgage Loans in Group I sold to the Trust pursuant to Section 2.02 hereof, which shall be listed on the Schedule of Mortgage Loans attached to the related Subsequent Sales Agreement.

                  "GROUP I TRIGGER EVENT": With respect to Group I and any Distribution Date after the Group I Stepdown Date, a Group I Trigger Event exists if two times the quotient of:

                  (i) the Scheduled Principal Balances of all 60 or more days Delinquent Mortgage Loans (including Mortgage Loans subject to bankruptcy or foreclosure proceedings and REO Property) in Group I and

                  (ii) the Assumed Principal Balance for Group I as of the preceding Master Servicer Remittance Date equals or exceeds 29.50%.

                  "GROUP II": The pool of Mortgage Loans identified in the related Schedules of Mortgage Loans as having been assigned to Group II, including any Group II Subsequent Mortgage Loans and any Group II Qualified Substitute Mortgage Loans delivered in replacement thereof.

                  "GROUP II ACTUAL CUMULATIVE EXCESS SPREAD": With respect to any Distribution Date the sum of (i) the Group II Actual Current Monthly Excess Spread and (ii) the Group II Pledged Prepayment Penalties for all prior Distribution Dates.

                  "GROUP II ACTUAL CURRENT MONTHLY EXCESS SPREAD": With respect to any Distribution Date the total interest funds collected or advanced by the Servicer or Master Servicer with respect to the Group II Mortgage Loans and the related Distribution Date less the total of all interest and trust expenses required to be paid on the Group II Certificates for that Distribution Date.

                  "GROUP II AVAILABLE FUNDS CAP": As of any Distribution Date, the per annum rate equal to:

                  (w) the Group II Net Rate for such Distribution Date multiplied by

                  (x) a fraction the numerator of which is the Assumed Principal Balance for Group II for such Distribution Date, and the denominator of which is the Group II Certificate Principal Balance for such Distribution Date (without regard to distributions on such date), multiplied by

                  (y) a fraction the numerator of which is 30, and the denominator of which is the actual number of days in the related Accrual Period (and, solely for the first Distribution Date, such actual number of days shall be deemed to be 30 solely for purposes of this calculation).

                  "GROUP II CERTIFICATE": Any of the Class AV-1, Class MV-1, Class MV-2, Class BV-1 and Class PV-1 Certificates.

                  "GROUP II CERTIFICATE PRINCIPAL BALANCE": The sum of the Class AV-1, Class MV-1, Class MV-2 and Class BV-1 Certificate Principal Balances.

                  "GROUP II CLASS A CERTIFICATE PRINCIPAL BALANCE": The Class AV-1 Certificate Principal Balance.

                  "GROUP II CLASS A PRINCIPAL DISTRIBUTION AMOUNT": With respect to any Distribution Date before the Group II Stepdown Date or as to which a Group II Trigger Event has occurred, 100% of the Group II Principal Distribution Amount for such Distribution Date and with respect to any Distribution Date on or after the Stepdown Date and as to which a Group II Trigger Event has not occurred, the excess of:

                  (i) the Group II Class A Certificate Principal Balance immediately prior to such Distribution Date over

                  (ii)     the lesser of:

                           (A) 60.00% of the Assumed Principal Balance for the Mortgage Loans in Group II on the preceding Due Date, and

                           (B)      the positive excess, if any, of:

                                    (I)      the Assumed Principal Balance for
                                             the Mortgage Loans in Group II on
                                             the preceding Due Date over

                                    (II)    $1,400,000; provided, that if such
                                            excess if not a positive number,
                                            such amount shall be deemed to equal
                                            zero.

                  "GROUP II CLASS MV-1 PRINCIPAL DISTRIBUTION AMOUNT": With respect to any Distribution on and, after the Group II Stepdown Date and as long as a Group II Trigger Event is not in effect (subject to the proviso set forth in Section 3.03(d) hereof), the excess of:

                  (i)      the sum of:

                           (A) the Group II Class A Certificate Principal Balance (after giving effect to distributions on that date), and

                           (B) the Class MV-1 Certificate Principal Balance immediately prior to such Distribution Date over

                  (ii)     the lesser of:

                           (A) 76.00% of the Assumed Principal Balance for the Mortgage Loans in Group II on the preceding Due Date, and

                           (B)      the positive excess, if any, of:

                                    (I)      the Assumed Principal Balance for
                                             the Mortgage Loans in Group II on
                                             the preceding Due Date over

                                    (II)    $1,400,000; provided that if such
                                            excess if not a positive number,
                                            such amount shall be deemed to equal
                                            zero.

                  "GROUP II CLASS MV-2 PRINCIPAL DISTRIBUTION AMOUNT": With respect to any Distribution on and after the Group II Stepdown Date and as long as a Group II Trigger Event is not in effect (subject to the proviso set forth in Section 3.03(d) hereof), the excess of:

                  (i)      the sum of:

                           (A) the Group II Class A Certificate Principal Balance (after giving effect to distributions on that date),

                           (B) the Class MV-1 Certificate Principal Balance (after giving effect to distributions on that date), and

                           (C) the Class MV-2 Certificate Principal balance immediately prior to such Distribution Date over

                  (ii)     the lesser of:

                           (A) 87.00% of the Assumed Principal Balance for the Mortgage Loans in Group II on the preceding Due Date, and

                           (B)      the positive excess, if any, of:

                                     (I)    the Assumed Principal Balance for
                                            the Mortgage Loans in Group II on
                                            the preceding Due Date over

                                     (II)   $1,400,000; provided that if such
                                            excess if not a positive number,
                                            such amount shall be deemed to equal
                                            zero.

                  "GROUP II CLASS BV-1 PRINCIPAL DISTRIBUTION AMOUNT": With respect to any Distribution Date on and after the Group II Stepdown Date and as long as a Group II Trigger Event is not in effect (subject to the proviso set forth in Section 3.03(d) hereof), the excess of:

                  (i)      the sum of:

                           (A) the Group II Class A Certificate Principal Balance (after giving effect to distributions on that date),

                           (B) the Class MV-1 Certificate Principal Balance(after giving effect to distributions on that date),

                           (C) the Class MV-2 Certificate Principal Balance (after giving effect to distributions on that date), and

                           (D) the Class BV-1 Certificate Principal Balance immediately prior to such Distribution Date over

                  (ii)     the lesser of:

                           (A) 93.50% of the Assumed Principal Balance for the Mortgage Loans in Group II on the preceding Due Date, and

                           (B)      the positive excess, if any, of:

                                    (I)   the Assumed Principal Balance for the
                                    Mortgage Loans in Group II on the preceding
                                    Due Date over

                                    (II)  $1,400,000; provided that if such
                                    excess if not a positive number, such amount shall be deemed to equal zero.

                  "GROUP II CUMULATIVE EXCESS SPREAD SHORTFALL": With respect to any Distribution Date an amount equal to the excess of (i) the Group II Targeted Cumulative Excess Spread set forth below for such date over (ii) the sum of (x) the Group II Actual Cumulative Excess Spread for the prior Distribution Date and
(y) the Group II Actual Current Monthly Excess Spread for the related Distribution Date.

         Group II Targeted Cumulative Excess Spread Table

                 DATE         AMOUNT          DATE          AMOUNT          DATE            AMOUNT
                 ----         ------          ----          ------          ----            ------
              1/25/2001    $         --     9/25/2002    $ 10,572,441      5/25/2004    $18,163,701
              2/25/2001         548,992    10/25/2002      10,988,911      6/25/2004    18,497,123
              3/25/2001       1,254,302    11/25/2002      11,394,294      7/25/2004    18,831,339
              4/25/2001       1,804,929    12/25/2002      11,820,060      8/25/2004    19,146,625
              5/25/2001       2,400,208     1/25/2003      12,189,970      9/25/2004    19,449,088
              6/25/2001       2,931,375     2/25/2003      12,561,336     10/25/2004    19,751,467
              7/25/2001       3,515,736     3/25/2003      12,996,218     11/25/2004    20,032,732
              8/25/2001       4,035,251     4/25/2003      13,331,014     12/25/2004    20,313,111
              9/25/2001       4,552,773      5/25/200      13,715,614      1/25/2005    20,571,057
             10/25/2001       5,123,183     6/25/2003      14,061,609      2/25/2005    20,819,607
             11/25/2001       5,639,209     7/25/2003      14,412,652      3/25/2005    21,088,036
             12/25/2001       6,197,753     8/25/2003      14,821,814      4/25/2005    21,316,470
              1/25/2002       6,705,500     9/25/2003      15,213,719      5/25/2005    21,544,601
              2/25/2002       7,204,202    10/25/2003      15,609,510      6/25/2005    21,754,323
              3/25/2002       7,823,732    11/25/2003      15,982,012      7/25/2005    21,963,647
              4/25/2002       8,312,382    12/25/2003      16,358,177      8/25/2005    22,155,964
              5/25/2002       8,825,032     1/25/2004      16,728,496      9/25/2005    22,340,040
              6/25/2002       9,280,065     2/25/2004      17,087,091     10/25/2005    22,523,563
              7/25/2002       9,754,092     3/25/2004      17,467,331     11/25/2005    22,689,650
              8/25/2002      10,172,388     4/25/2004      17,800,856     12/25/2005    22,854,592


                  "GROUP II CURRENT MONTHLY EXCESS SPREAD SHORTFALL": With respect to any Distribution Date an amount equal to the excess of (i) the Group II Targeted Current Monthly Excess Spread set forth below for such date over
(ii) the Group II Actual Current Monthly Excess Spread.

         Group II Targeted Current Monthly Excess Spread Table

                   DATE         AMOUNT           DATE           AMOUNT          DATE           AMOUNT
                   ----         ------           ----           ------          ----           ------
                 1/25/2001    $        --       9/25/2002    $   400,053       5/25/2004    $   362,845
                 2/25/2001        548,992      10/25/2002        416,470       6/25/2004        333,422
                 3/25/2001        705,310      11/25/2002        405,383       7/25/2004        334,216
                 4/25/2001        550,627      12/25/2002        425,766       8/25/2004        315,286
                 5/25/2001        595,279       1/25/2003        369,910       9/25/2004        302,463
                 6/25/2001        531,167       2/25/2003        371,366      10/25/2004        302,379
                 7/25/2001        584,361       3/25/2003        434,882      11/25/2004        281,265
                 8/25/2001        519,515       4/25/2003        334,796      12/25/2004        280,379
                 9/25/2001        517,522       5/25/2003        384,600       1/25/2005        257,946
                10/25/2001        570,410       6/25/2003        345,995       2/25/2005        248,550
                11/25/2001        516,026       7/25/2003        351,043       3/25/2005        268,429
                12/25/2001        558,544       8/25/2003        409,162       4/25/2005        228,434
                 1/25/2002        507,747       9/25/2003        391,905       5/25/2005        228,131
                 2/25/2002        498,702      10/25/2003        395,791       6/25/2005        209,722
                 3/25/2002        619,530      11/25/2003        372,502       7/25/2005        209,324
                 4/25/2002        488,650      12/25/2003        376,165       8/25/2005        192,317
                 5/25/2002        512,650       1/25/2004        370,319       9/25/2005        184,076
                 6/25/2002        455,033       2/25/2004        358,595      10/25/2005        183,523
                 7/25/2002        474,027       3/25/2004        380,240      11/25/2005        166,087
                 8/25/2002        418,296       4/25/2004        333,525      12/25/2005        164,942


                  "GROUP II DELINQUENCY PERCENTAGE": For each Distribution Date and as to Group II , the Scheduled Principal Balance of the Mortgage Loans in Group II that, as of the last day of the related Prepayment Period, are 60 or more days Delinquent as a percentage of the Scheduled Principal Balance of the Mortgage Loans in Group II.

                  "GROUP II EXTRA PRINCIPAL DISTRIBUTION AMOUNT": With respect to any Distribution Date, the lesser of (x) the sum of the Group II Interest Funds available pursuant to Section 3.03(b)(v) hereof and the Group II Net Pledged Prepayment Penalties, if any, and

                  (y)      the excess of:

                           (i) the Group II Required Overcollateralization Amount over

                           (ii) the Group II Overcollateralization Amount (assuming that all Group II Principal Funds are distributed as principal to the Group II Certificates on such date).

                  "GROUP II INTEREST FUNDS": With respect to Group II and any Master Servicer Remittance Date, to the extent actually deposited in the Master Servicer Custodial Account, the sum, without duplication, of:

                  (i) all scheduled interest collected during the related Due Period with respect to Group II less the Group II Servicing Fee and the Group II Master Servicing Fee,

                  (ii) all Advances relating to interest with respect to Group II,

                  (iii)    all Month End Interest with respect to Group II and

                  (iv) Liquidation Proceeds with respect to Group II (to the extent such Liquidation Proceeds relate to interest) less all Non-Recoverable Advances relating to interest and expenses pursuant to Section 6.03 of the Standard Terms.

         The Group II Interest Funds for any Distribution Date shall be increased by the pro rata portion for such Group (based on the amount on deposit in the Pre-Funding Account in respect of such Group) of the Capitalized Interest Requirement withdrawn from the Capitalized Interest Account for such Distribution Date.

                  "GROUP II MASTER SERVICING FEE": With respect to each Master Servicer Remittance Date, an amount payable (or allocable) to the Master Servicer equal to the product of one-twelfth of the Group II Master Servicing Fee Rate and the aggregate Scheduled Principal Balance of Group II on the first day of the Due Period preceding such Master Servicer Remittance Date.

                  "GROUP II MASTER SERVICING FEE RATE":  0.05% per annum.

                  "GROUP II MAXIMUM CAP": With respect to any Distribution Date, the product of (i) the Group II Maximum Net Rate for such Distribution Date,
(ii) a fraction, the numerator of which is the Assumed Principal Balance for Group II for such Distribution Date and the denominator of which is the Group II Certificate Balance for such Distribution Date (without regard to distributions on such date), and (iii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the accrual period.

                  "GROUP II NET PLEDGED PREPAYMENT PENALTIES": With respect to any Distribution Date the Group II Pledged Prepayment Penalties remaining after the distributions set forth in Section 3.03(f) hereof.

                  "GROUP II NET RATE": The excess of the weighted average of the Net Rates for the Group II Mortgage Loans over the A-IO-II Adjusted Rate.

                  "GROUP II MAXIMUM NET RATE": With respect to any Distribution Date, the weighted average of the Net Maximum Mortgage Rates for the Group II Mortgage Loans.

                  "GROUP II OVERCOLLATERALIZATION AMOUNT": With respect to any Distribution Date the excess of the aggregate Scheduled Principal Balance of the Mortgage Loans in Group II over the Group II Certificate Principal Balance after giving effect to principal distributions on such Distribution Date.

                  "GROUP II PLEDGED PREPAYMENT PENALTIES": With respect to any Distribution Date an amount equal to the lesser of (i) Prepayment Penalties collected with respect to the Mortgage Loans in Group II during the related Due Period and (ii) the greater of: (A) 50% of the Prepayment Penalties with respect to the Mortgage Loans in Group II owed and not waived by the Servicer pursuant to the terms of the Servicing Agreement for the related Due Period; (B) the Group II Current Monthly Excess Spread Shortfall; and (C) the Group II Cumulative Excess Spread Shortfall.

                  "GROUP II PRE-FUNDED AMOUNT": With respect to any Master Servicer Reporting Date, the amount remaining on deposit in the Pre-Funding Account with respect to Group II (exclusive of any Group II Pre-Funding Account Earnings).

                  "GROUP II PRE-FUNDING ACCOUNT EARNINGS": With respect to each Distribution Date to and including the date immediately preceding the Distribution Date immediately following the end of the Funding Period, Pre-Funding Account earnings with respect to the Group II Pre-Funded Amount.

                  "GROUP II PRINCIPAL DISTRIBUTION AMOUNT": With respect to any Distribution Date, the excess of:

                  (A)      the sum of:

                           (i)      the Group II Principal Funds and

                           (ii) the Group II Extra Principal Distribution Amount over

                  (B)      the Group II Released Principal Amount.

                  "GROUP II PRINCIPAL FUNDS": With respect to Group II and any Master Servicer Remittance Date, to the extent actually deposited in the Master Servicer Custodial Account, the sum, without duplication, of:

                  (i) all scheduled principal with respect to Group II collected by the Servicers during the related Due Period or advanced on or before such Master Servicer Remittance Date,

                  (ii) prepayments with respect to Group II collected by the Servicers in the related Prepayment Period,

                  (iii) the Scheduled Principal Balance of each Mortgage Loan in Group II repurchased by the Depositor,

                  (iv) any Substitution Shortfall with respect to Group II and

                  (v) all Liquidation Proceeds with respect to Group II collected by the Servicer during the related Due Period (to the extent such Liquidation Proceeds related to principal) less all non-recoverable Advances relating to principal with respect to Group II reimbursed during the related Due Period.

                  "GROUP II RELEASED PRINCIPAL AMOUNT": With respect to any Distribution Date,

                  (i) if a Group II Subordinated Trigger Event exists, zero and

                  (ii) if a Group II Subordinated Trigger Event does not exist, the amount by which the Group II Overcollateralization Amount (assuming for such purpose that all Group II Principal Funds for such Distribution Date distributed as principal to the Group II Certificates) exceeds the Group II Required Overcollateralization Amount.

                  "GROUP II REQUIRED OVERCOLLATERALIZATION AMOUNT": With respect to any Distribution Date

                  (i) prior to the Group II Stepdown Date, 3.25% of the Assumed Principal Balance for the Mortgage Loans in Group II as of the Cut-Off Date and

                  (ii) on and after the Group II Stepdown Date the greater of:

                           (x)      the lesser of:

                                    (I)      3.25% of the Assumed Principal
                                             Balance for the Mortgage Loans in
                                             Group II as of the Cut-Off Date and

                                    (II)    6.50% of the Assumed Principal
                                            Balance for the Mortgage Loans in
                                            Group II on the preceding Due Date
                                            and

                           (y) 0.50% of the Assumed Principal Balance for the Mortgage Loans in Group II as of the Cut- Off Date, and

                           (z) if a Group II Trigger Event is in effect, the Group II Overcollateralization Amount as of the preceding Distribution Date.

                  "GROUP II RESERVE FUND": The separate Eligible Account created and maintained by the Trustee pursuant to Section 2.04 in the name of the Trustee for the benefit of the Certificateholders and designated Bankers Trust Company, in trust for the registered holders of Mortgage Loan Asset Backed Certificates, Saxon Asset Securities Trust 2000-4, Series 2000-4, Class AV-1, Class MV-1, Class MV-2 and Class BV-1. Funds in the Group II Reserve Fund shall be held in trust for the holders of Class AV-1, Class MV-1, Class MV-2 and Class BV-1 Certificates for the uses and purposes set forth in this Agreement and shall not be part of any REMIC created hereunder.

                  "GROUP II RESERVE FUND RELEASE DATE": After all distributions are made on the Distribution Date occurring in January 2004.

                  "GROUP II SPECIFIED RESERVE FUND REQUIREMENT": For each Distribution Date through the Distribution Date in January 2004, an amount equal to the greater of (i) the amount by which the Group II Required
Overcollateralization Amount for such Distribution Date exceeds the Group II Overcollateralization Amount for such Distribution Date and (ii) $1,000. For each Distribution Date thereafter, the Group II Specified Reserve Fund Requirement will equal zero.

                  "GROUP II SERVICING FEE": With respect to each Mortgage Loan in Group II and each Remittance Date, the product of:

                  (x)      one-twelfth of the Servicing Fee Rate and

                  (y) the aggregate Scheduled Principal Balance of such Mortgage Loan as of the opening of business on the first day of the Due Period preceding such Remittance Date.

                  "GROUP II SERVICING FEE RATE": With respect to each Mortgage Loan in Group II, the fixed per annum rate payable to the Servicer as set out on
Schedule IB to this Agreement.

                  "GROUP II STEPDOWN DATE": With respect to Group II, the earlier to occur of:

                  (i)      the later to occur of:

                           (A)      the Distribution Date in January, 2004 and

                           (B) the first Distribution Date on which the Group II Class A Certificate Principal Balance immediately prior to such Distribution Date (less the Group II Principal Funds for such Distribution Date) is less than or equal to 60.00% of the Assumed Principal Balance for Mortgage Loans in Group II and

                  (ii) the Distribution Date after which the Group II Class A Certificate Principal Balance has been reduced to zero.

                  "GROUP II SUBORDINATED CERTIFICATES": The Class MV-1, Class MV-2, and Class BV-1 Certificates.

                  "GROUP II SUBORDINATED TRIGGER EVENT": With respect to Group II, any Distribution Date after the Group II Stepdown Date on which:

                  (a) Realized Losses since the Cut-Off Date with respect to the Mortgage Loans in Group II as a percentage of the Assumed Principal Balance for Group II as of the Cut-Off Date exceed the percentage set out below with respect to such Distribution Date:

                  DISTRIBUTION DATE (INCLUSIVE)

                  January 2004 and thereafter                           4.75%

                  and

                  (b) the Scheduled Principal Balance of the Mortgage Loans in Group II that, as of such Distribution Date, are 60 or more days Delinquent as a percentage of the Scheduled Principal Balance of the Mortgage Loans in Group II exceeds the percentage set out below with respect to such Distribution Date:

                  DISTRIBUTION DATE (INCLUSIVE)

                  January 2004 and thereafter                          14.00%

                  "GROUP II SUBSEQUENT MORTGAGE LOANS": The Mortgage Loans in Group II sold to the Trust pursuant to Section 2.02 hereof, which shall be listed on the Schedule of Mortgage Loans attached to the related Subsequent Sales Agreement.

                  "GROUP II TRIGGER EVENT": With respect to Group II and any Distribution Date after the Group II Stepdown Date, a Group II Trigger Event exists if 2 times the quotient of:

                  (i) the Scheduled Principal Balances of all 60 or more days Delinquent Mortgage Loans (including Mortgage Loans subject to bankruptcy or foreclosure proceedings and REO Property) in Group II and

                  (ii) the Assumed Principal Balances of Group II as of the preceding Master Servicer Remittance Date equals or exceeds 40.00%.

         "INITIAL CAPITALIZED INTEREST AMOUNT":  $1,344,000.

         "INITIAL OPTIONAL TERMINATION DATE": The Distribution Date immediately following the Due Period with respect to which the aggregate Assumed Principal Balances is less than 10% of their aggregate Assumed Principal Balances as of the Cut-Off Date.

         "INTEREST CARRY FORWARD AMOUNT": As to any Class, the definition therefor having the corresponding designation as such Class.

         "INTEREST DETERMINATION DATE": With respect to the first Accrual Period for the Group II Certificates, December 18, 2000, and with respect to any subsequent Accrual Period for the Group II Certificates, the second London Business Day preceding such Accrual Period.

         "ISSUING REMIC":  As described in the Preliminary Statement.

         "LONDON BUSINESS DAY": A day on which banks are open for dealing in foreign currency and exchange in London and New York City.

         "LOWER TIER INTEREST":  As described in the Preliminary Statement.

         "MASTER SERVICER": Saxon Mortgage, Inc., a Virginia corporation, and its successors and assigns in such capacity.

         "MASTER SERVICER REMITTANCE DATE": The Business Day preceding each Distribution Date.

         "MASTER SERVICER REPORTING DATE": The opening of business on the third Business Day preceding each Distribution Date.

         "MASTER SERVICING FEE": As applicable, the Group I Master Servicing Fee or the Group II Master Servicing Fee.

         "MERITECH":  Meritech Mortgage Services, Inc., a Texas corporation.

         "MOODY'S": Moody's Investors Service, Inc., and its successors (99 Church Street, New York, New York 10007).

         "MORTGAGE LOAN GROUP":  Either Group I or Group II.

         "MORTGAGE LOANS":  The mortgage loans listed on Schedule I.

         "NET RATE": As to each Mortgage Loan and Distribution Date, the related Mortgage Interest Rate less the sum of the Group I or Group II Servicing Fee Rate and the Group I or Group II Master Servicing Fee Rate, in each case, as applicable, with respect to each Mortgage Loan.

         "NET MAXIMUM MORTGAGE RATE": As to each Mortgage Loan in Group II, the maximum lifetime mortgage interest rate payable on such Mortgage Loan, less the Group II Servicing Fee Rate, the Group II Master Servicing Fee Rate, and the PMI Premium Rate, if any, with respect to such Mortgage Loan.

         "NOTICE ADDRESS": For purposes of Section 11.05 of the Standard Terms, the addresses of the Depositor, the Master Servicer and the Trustee, are as follows:

         (i)      If to the Depositor:

                  Saxon Asset Securities Company
                  4880 Cox Road
                  Glen Allen, Virginia  23060

         (ii)     If to the Master Servicer:

                  Saxon Mortgage, Inc.
                  4880 Cox Road
                  Glen Allen, Virginia  23060
                  Attn:  Master Servicing

         (iii)    If to the Trustee:

                  Bankers Trust Company
                  1761 East St. Andrew Place
                  Santa Ana, California 92705
                  Attention:  Saxon 2000-4

         "ONE MONTH LIBOR": As of any Interest Determination Date, the rate for one-month U.S. dollar deposits which appears in the Telerate Page 3750, as of 11:00 a.m., London time, on such Interest Determination Date. If such rate does not appear on Telerate Page 3750, the rate for that day will be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a period equal to the relevant Accrual Period (commencing on the first day of such Accrual Period). The Calculation Agent, as agent for the Master Servicer, will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that day will be the arithmetic-mean of the quotations. If fewer than two quotations are provided as requested, the rate for that day will be the arithmetic-mean of the rates quoted by major banks in New York City, selected by the Master Servicer, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a period equal to the relevant Accrual Period (commencing on the first day of such Accrual Period). The Calculation Agent, as agent for the Master Servicer, shall review Telerate Page 3750 as of the required time, make the required requests to the principal offices of the Reference Banks and selections of major banks in New York City and shall determine the rate which constitutes One Month LIBOR for each Interest Determination Date.

         "ORIGINAL PRE-FUNDED AMOUNT":  $135,119,199.43.

         "OVERFUNDED INTEREST AMOUNT": With respect to each Subsequent Sales Date, the excess of:

         (i) interest accruing from the related Subsequent Cut-Off Date to the Distribution Date immediately following the last date on which the Funding Period may then end on the aggregate

                  Scheduled Principal Balances of the Subsequent Mortgage Loans acquired by the Trust on such Subsequent Transfer Date, calculated at a rate equal to the weighted average of the Pass-Through Rates on the related Group of Certificates over

         (ii) interest accruing from such Subsequent Cut-Off Date to such Distribution Date on the aggregate Scheduled Principal Balances of the Subsequent Mortgage Loans acquired by the Trust on such Subsequent Sales Date, calculated at the Assumed Investment Rate.

         "PASS-THROUGH RATE": Each of the Class AF-1 Pass-Through Rate, the Class AF-2 Pass-Through Rate, the Class AF-3 Pass-Through Rate, the Class AF-4 Pass-Through Rate, the Class AF-5 Pass-Through Rate, the Class AF-6 Pass-Through Rate, the Class MF-1 Pass-Through Rate, the Class MF-2 Pass-Through Rate, the Class BF-1 Pass-Through Rate, the Class AV-1 Pass-Through Rate, the Class MV-1 Pass-Through Rate, the Class MV-2 Pass-Through Rate, the Class BV-1 Pass-Through Rate and the Class A-I0 Pass-Through Rate.

         "PAYING AGENT": Bankers Trust Company, a New York corporation, and its successors and assigns in such capacity.

         "POOLING REMIC":  As described in the Preliminary Statement.

         "PRE-FUNDED AMOUNT": As of any Distribution Date, the sum of the Group I Pre-Funded Amount and the Group II Pre-Funded Amount.

         "PRE-FUNDING ACCOUNT": The account created and maintained with the Paying Agent by the Trust pursuant to Section 2.03.

         "PRE-FUNDING ACCOUNT EARNINGS": With respect to each Distribution Date to and including the date immediately preceding the Distribution Date immediately following the end of the Funding Period, the actual interest and investment earnings during the related Prepayment Period on the Pre-Funded Amount as calculated by the Master Servicer (based on information supplied by the Trustee) pursuant to Section 2.03(c) hereof.

         "PREPAYMENT PENALTY": With respect to any Prepayment Period, any prepayment premium, penalty or charge collected by the Master Servicer from a mortgagor in connection with any voluntary principal prepayment pursuant to the terms of the related mortgage note and held from time to time as a part of the Trust Fund.

         "PREPAYMENT PERIOD": With respect to any Distribution Date, the calendar month preceding the calendar month in which such Distribution Date occurs.

         "PRIVATE CERTIFICATE": Any of the Class PF-1, Class PV-1, Class C and Class R Certificates.

         "PRIVATE SUBORDINATED CERTIFICATE": Any of the Class C and Class R Certificates.

         "PUBLIC SUBORDINATED CERTIFICATE": Any of the Class MF-1, Class MF-2, Class BF-1, Class MV-1, Class MV-2 and Class BV-1 Certificates.

         "RATING AGENCY": Each of Moody's and Fitch (or, if any such agency or a successor is no longer in existence, such other nationally recognized statistical rating agency, or other comparable Person, designated by the Depositor, notice of which designation shall be given to the Trustee).

         "REFERENCE BANKS": Leading banks selected by the Master Servicer and engaged in transactions in U.S. dollar deposits in the London interbank market.

         "REGULAR CERTIFICATES": Any of the Group I Certificates, Group II Certificates, Class A-IO Certificates, Class PF-1 Certificates, Class PV-1 Certificates and Class C Certificates which represent the "Regular Interests" in the Issuing REMIC for purposes of the REMIC Provisions.

         "REMITTANCE DATE": With respect to each Servicing Agreement, the date so specified therein which date shall in no case be later than the 21st of each month, or if the 21st of any month does not fall on a Business Day, then the Business Day immediately preceding the 21st.

         "RESIDUAL CERTIFICATES": The Class R Certificates, which represent the "residual interest" in the Pooling, Second-Tier and Issuing REMICs for purposes of the REMIC Provisions.

         "SALES AGREEMENT": The Sales Agreement dated December 1, 2000, between the Depositor and SMI regarding the sale of the Mortgage Loans.

         "SCHEDULED NOTIONAL AMOUNT": For each Distribution Date, the Scheduled Notional Amount set forth in Schedule V for such Distribution Date.

         "SECOND-TIER REMIC": As described in the Preliminary Statement.

         "SERVICER":  Meritech and its permitted successors and assigns.

         "SERVICING AGREEMENT": The Servicing Agreement listed on Schedule III hereto which shall be deemed to be a "Servicing Agreement" for purposes of the Standard Terms.

         "SERVICING FEE RATE": With respect to each Mortgage Loan, the Servicing Rate specified on Schedule I.

         "STATE":  New York.

         "SUBSEQUENT CUT-OFF DATE": The time and date specified in a Subsequent Sales Agreement with respect to those Subsequent Mortgage Loans which are transferred and assigned to the Trust pursuant to the related Subsequent Sales Agreement.

         "SUBSEQUENT MORTGAGE LOANS": The Group I Subsequent Mortgage Loans and the Group II Subsequent Mortgage Loans.

         "SUBSEQUENT SALES AGREEMENT": Each Subsequent Sales Agreement dated as of a Subsequent Sales Date executed by the Master Servicer, the Seller and Saxon Mortgage substantially in the form of Schedule IV hereto, by which Subsequent Mortgage Loans are sold and assigned to the Trust.

         "SUBSEQUENT SALES DATE": The date specified in each Subsequent Sales Agreement which shall be a date no later than the end of the Prepayment Period preceding the first Distribution Date after the end of the Funding Period.

         "TAX MATTERS PERSON": Bankers Trust Company, a New York corporation, and its successors and assigns in such capacity.

         "TELERATE PAGE 3750" the display page currently so designated on the Bridge Telerate Market Report (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

         "TRUST ESTATE":  As defined in Section 2.01 hereof.

         "TRUSTEE": Bankers Trust Company, a New York corporation, its successor in interest or any successor trustee appointed in accordance with the Trust Agreement.

         "TRUSTEE FEE": The fee payable monthly to the Trustee by the Master Servicer.

         "UNDERWRITERS": Credit Suisse First Boston Corporation, Banc of America Securities LLC, Chase Securities Inc. and Greenwich Capital Markets, Inc.

         "UNDERWRITING AGREEMENT": The Underwriting Agreement dated December 15, 2000, between the Depositor and SMI and the Underwriters.

         "VOTING RIGHTS": The voting rights of the trust will be allocated as follows:

         (i)      2% to the Class A-IO Certificates;

         (ii) 96% to the Group I Certificates and Group II Certificates in proportion to their respective outstanding certificate principal balances; and

         (iii)    1% to each of the Class C and Class R Certificates.


                                   ARTICLE II
                FORMATION OF TRUST; CONVEYANCE OF MORTGAGE LOANS

         SECTION 2.01. CONVEYANCE OF MORTGAGE LOANS. To provide for the distribution of the principal of and interest on the Certificates in accordance with their terms, the distribution of all other sums distributable under the Trust Agreement with respect to the Certificates and the performance of the covenants contained in the Trust Agreement, the Depositor hereby bargains, sells, conveys, assigns and transfers to the Trustee, in trust, without recourse and for the exclusive benefit of the Certificateholders as their interests may appear, all the Depositor's right, title and interest in and to any and all benefits accruing to the Depositor from: (i) the Mortgage Loans, which the Depositor is causing to be delivered to the Trustee (or the Custodian) herewith (and all Qualified Substitute Mortgage Loans substituted therefor as provided by Section 2.03 of the Standard Terms and pursuant to the terms of the Sales Agreement), together in each case with the related Trustee Mortgage Loan Files and the Depositor's interest in any Collateral that secured a Mortgage Loan but that is acquired by foreclosure or deed-in-lieu of foreclosure after the Closing Date, and all Monthly Payments due after the Cut-Off Date and all curtailments or other principal prepayments received with respect to the Mortgage Loans paid by the Borrower after the Cut-Off Date and proceeds of the conversion, voluntary or involuntary, of the foregoing; (ii) the Subsequent Mortgage Loans (iii) the Servicing Agreement; (iv) the Sales Agreement, except that the Depositor does not assign to the Trustee any of its rights under Sections 9 and 12 of the Sales Agreement; (v) the Asset Proceeds Account, the Pre-Funding Account and the Capitalized Interest Account, whether in the form of cash, instruments, securities or other properties; and (vi) all proceeds of any of the foregoing (including, but not limited to, all proceeds of any mortgage insurance, hazard insurance, or title insurance policy relating to the Mortgage Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables, which at any time constitute all or part or are included in the proceeds of any of the foregoing) to pay the Certificates as specified herein (items (i) through (vi) above, collectively, the "Trust Estate").

         The Trustee acknowledges the sales, assignments and pledges created by the foregoing paragraphs, accepts the trust hereunder in accordance with the provisions hereof and agrees to perform the duties set forth herein or required by the Standard Terms to the end that the interests of the Certificateholders may be adequately and effectively protected in accordance with the terms and conditions of this Agreement.

         By its execution of this Agreement, the Trustee acknowledges and declares that it holds and will hold or has agreed to hold all documents delivered to it from time to time with respect to the Mortgage Loans and all assets included in the Trust Estate in trust for the exclusive use and benefit of all present and future Certificateholders.

         SECTION 2.02.  PURCHASE OF SUBSEQUENT MORTGAGE LOANS.

         (a) Subject to the satisfaction of the conditions set forth in paragraph (b) below (based on the Master Servicer's review of such conditions) in consideration of the delivery on a Subsequent Sales Date to or upon the order of the Depositor of all or a portion of the Pre-Funded Amount, as the case may be, the Depositor shall on such Subsequent Sales Date sell, transfer, assign, set over and otherwise convey without recourse, to the Trust, and the Trustee shall purchase on behalf of the Trust, all the Depositor's right, title and interest in and to the Subsequent Mortgage Loans, together with the related Trustee Mortgage Loan Files, covered by the Subsequent Sales Agreement delivered on such date.

         (b) The obligation of the Trust to acquire Subsequent Mortgage Loans is subject to the satisfaction of each of the following conditions on or prior to the related Subsequent Sales Date:

                  (i) the Depositor shall have delivered to the Trustee with a copy to the Master Servicer a duly executed written Subsequent Sales Agreement in substantially the form of Schedule IV hereto, which shall include a Schedule of Subsequent Mortgage Loans, and specifying the amount to be withdrawn from the Pre-Funding Account;

                  (ii) the remaining term to maturity of each Subsequent Mortgage Loan may not exceed 30 years;

                  (iii) no Subsequent Mortgage Loan will have been selected in a manner adverse to the interests of Certificateholders;

                  (iv) the Trustee shall have received a letter from each Rating Agency confirming that the addition of the Subsequent Mortgage Loans will not result in the reduction, qualification or withdrawal of the then current ratings of the Certificates;

                  (v) no Subsequent Mortgage Loan may have a Loan-to-Value Ratio greater than 100.00%;

                  (vi) each Subsequent Mortgage Loan will be underwritten in accordance with the Depositor's underwriting guidelines;

                  (vii) after giving effect to the acquisition of all the Subsequent Mortgage Loans, the Mortgage Loans in Group I (which shall all be fixed interest rate Mortgage Loans):

                           (A) will have a weighted average Mortgage Interest Rate of not less than 11.25% per annum;

                           (B) the Mortgage Loans with a Combined Loan to Value Ratio greater than 80.00% will not exceed 38.00% of the aggregate Scheduled Principal Balances of the Mortgage Loans and the weighted average Combined Loan to Value Ratio of the Mortgage Loans will not exceed 77.50%;

                           (C)      may not exceed any of the following
                                    restrictions:


                            CATEGORIES OF                         RESTRICTION (BASED ON
                            MORTGAGE LOANS                    SCHEDULED PRINCIPAL BALANCES)
                            --------------                    ----------------------------
                  Mortgage Loans secured by investment
                  properties                                               5.00%


                           (D) at least 54.00% of the Mortgage Loans (by Scheduled Principal Balance) shall be classified by Saxon Mortgage, Inc. as "A-" or better and no more than 25.00% of the Mortgage Loans (by Scheduled Principal Balance) shall be classified by Saxon Mortgage, Inc. as "C" or "D"; and

                           (E) an average Mortgage Loan balance of not more than $84,000.

                  (viii) after giving effect to the acquisition of all the Subsequent Mortgage Loans, the Mortgage Loans in Group II (which shall all be first lien, ARM Loans):

                           (A) will have a weighted average Mortgage Interest Rate of not less than 10.70% and a weighted average margin of at least 6.00%;

                           (B) the Mortgage Loans with a Loan to Value Ratio greater than 80% will not exceed 39.50% of the aggregate Scheduled Principal Balances of the Mortgage Loans and the weighted average Loan to Value Ratio of the Mortgage Loans will not exceed 79.50%

                           (C)      may not exceed any of the following
                                    restrictions:

                                       CATEGORIES OF                  RESTRICTION (BASED ON
                                       MORTGAGE LOANS             SCHEDULED PRINCIPAL BALANCES)
                                       --------------             ----------------------------
                           Mortgage Loans secured by investment
                           properties                                          5.50%

                           (D) at least 47.00% of the Mortgage Loans (by Scheduled Principal Balance) shall be classified by Saxon Mortgage, Inc. as "A-" or better and no more than 22.00% of the Mortgage Loans (by Scheduled Principal Balance) shall be classified by Saxon Mortgage, Inc. as "C" or "D"; and

                           (E) an average Mortgage Loan balance of not more than $130,000.


                           For purposes of making all calculations required by clauses (vii) and (viii), the Scheduled Principal Balances of the Initial Mortgage Loans at the Cut-Off Date and of the Subsequent Mortgage Loans as of their respective Subsequent Cut-Off Dates shall be used.

                  (ix) the Depositor shall have provided the Master Servicer and the Trustee any information reasonably requested by any of them with respect to the Subsequent Mortgage Loans then to be sold to the Trust;

                  (x) the Depositor shall have delivered to the Master Servicer for deposit in the Master Servicer Custodial Account all principal and interest due in respect of such Subsequent Mortgage Loans after the related Subsequent Cut-Off Date;

                  (xi) the Depositor shall have delivered to the Trustee, the Underwriter and the Rating Agencies a letter from an independent accountant stating whether or not the characteristics of the Subsequent Mortgage Loans conform to the characteristics of the Mortgage Loans listed on Schedule I;

                  (xii) as of each Subsequent Sales Date, neither the Depositor nor Saxon Mortgage shall be insolvent, nor will either of them be made insolvent by such transfer;

                  (xiii)   the Funding Period shall not have ended; and

                  (xiv) the Depositor and Saxon Mortgage, Inc. each shall have delivered to the Master Servicer and the Trustee an Officer's certificate confirming the satisfaction of each condition precedent specified in this paragraph (b) and in the related Subsequent Sales Agreement and opinions of counsel with respect to corporate, bankruptcy and tax matters relating to the transfer of Subsequent Mortgage Loans in the forms substantially similar to those delivered on the Closing Date.

         (c) Pursuant to Section 2.03(b) hereof, the Trustee shall remit on each Subsequent Sales Date to or upon the order of the Depositor from the Pre-Funding Account the amount specified by the Master Servicer only upon the Trustee's receipt of:

                  (i)      a fully executed Subsequent Sales Agreement;

                  (ii) the two Officer's certificates required by Section 2.02(b)(xiv) hereof;

                  (iii) an Opinion or Opinions of Counsel from each of the Depositor and Saxon Mortgage, Inc. required by
                           Section 2.02(b)(xiv);

                  (iv)     a letter from each Rating Agency as required by
                           Section 2.02 (b)(iv);

                  (v) a letter from an independent accountant as required by Section 2.02(b)(xi); and

                  (vi) the written instruction from the Master Servicer setting forth the amounts to be paid as required by
                           Section 2.03(b) hereof. The Trustee may rely and shall be protected in relying on all such Officer's certificates as evidencing full compliance with all conditions precedent specified in Section 2.02(b), without any further duty of inquiry with respect thereto.

         (d) On each Subsequent Sales Date and on the Master Servicer Reporting Date immediately following the end of the Funding Period, the Master Servicer shall determine:

                  (i) the amount and correct disposition of the Pre-Funded Amount and the amount remaining in the Capitalized Interest Account and

                  (ii) any other necessary matters in connection with the administration of the Pre-Funding Account and the Capitalized Interest Account. With respect to each Subsequent Sales Date, the Master Servicer shall determine the Overfunded Interest Amount. If any amounts are released as a result of an error in calculation to the Holders or the Depositor from the Pre-Funding Account or from the Capitalized Interest Account, the Depositor shall immediately repay such amounts to the Master Servicer.


         SECTION 2.03.  PRE-FUNDING ACCOUNT AND CAPITALIZED INTEREST ACCOUNT

         (a) The Trustee shall establish and maintain the Pre-Funding Account and the Capitalized Interest Account, each to be held in trust for the benefit of the Certificateholders. Each of the Pre-Funding Account and the Capitalized Interest Account shall be an Eligible Account. On the Closing Date, the Depositor will cause to be deposited in the Pre-Funding Account the Original Pre-Funded Amount and in the Capitalized Interest Account the Initial Capitalized Interest Amount.

         (b) On any Subsequent Sales Date, the Master Servicer shall instruct the Trustee, with a copy to the Depositor,

                  (i) to withdraw from the Pre-Funded Amount in the Pre-Funding Account an amount equal to 100% of the aggregate Scheduled Principal Balances of the Subsequent Mortgage Loans as of the applicable Subsequent Cut-Off Date sold to the Trust on such Subsequent Sales Date and

                  (ii) to pay such amounts to or upon the order of the Depositor upon satisfaction of the conditions set forth in Section 2.02(c) hereof with respect thereto. In no event shall the Trustee withdraw from the Pre-Funding Account an amount in excess of the Original Pre-Funded Amount.

         (c) On each Master Servicer Remittance Date to and including the Master Servicer Remittance Date immediately following the end of the Funding Period, the Master Servicer shall instruct the Paying Agent to transfer: (i) to the Capitalized Interest Account from the Pre-Funding Account, the Pre-Funding Account Earnings; and (ii) to the Asset Proceeds Account from the Capitalized Interest Account, the Capitalized Interest Requirement.

         (d) On each Subsequent Sales Date the Master Servicer shall instruct the Trustee to distribute the Overfunded Interest Amount, if any, to the Depositor. At the end of the Funding Period, all amounts, if any, remaining in the Capitalized Interest Account shall be transferred to the Depositor and the Capitalized Interest Account shall be closed.

         (e) On the Master Servicer Remittance Date immediately following the end of the Funding Period, the Master Servicer shall instruct the Trustee to transfer the Pre-Funded Amount to the Asset Proceeds Account for distribution to the Holders of the Certificates in accordance with Section 3.01(b) hereof.

         (f) The Pre-Funding Account and the Capitalized Interest Account shall not be assets of any REMIC created pursuant to this Agreement.


         SECTION 2.04.  GROUP II RESERVE FUND

         (a) The depositor hereby directs the Trustee to execute and deliver, on behalf of the Trust, the Cap Agreement and authorizes the Trustee to perform its obligations thereunder on behalf of the Trust in accordance with the terms of the Cap Agreement. On the Closing Date, the Trustee shall enter into the Cap Agreement, on behalf of the Trust, with the Cap Provider and establish and maintain in its name, in trust for the benefit of the holders of the Group II Certificates, the Group II Reserve Fund. The Group II Reserve Fund shall be an Eligible Account, and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other moneys, including without limitation, other moneys held by the Trustee pursuant to this Agreement. The Group II Reserve Fund shall be treated as an "outside reserve fund" under applicable Treasury regulations and will not be part of any REMIC created hereunder. For tax purposes, any investment earnings on the Group II Reserve Fund will be treated as owned by the Master Servicer and will be taxable to the Master Servicer. For tax purposes, distributions made to any outside reserve fund under this document shall be treated as made to the owner of such fund.

         (b) Funds on deposit in the Group II Reserve Fund shall be invested in Permitted Investments. Any earnings on such amounts shall be for the benefit of the Group II Certificateholders, and shall remain on deposit in the Group II Reserve Fund for distribution pursuant to Section 3.03(i). The Master Servicer shall be deemed the owner of the Group II Reserve Fund for federal tax purposes only and shall direct the Trustee in writing as to the investment of amounts on deposit therein.

         (c) On each Distribution Date, the Trustee shall deposit into the Group II Reserve Fund from amounts received in respect of the Cap Agreement an amount equal to the product of (i) the excess, if any, of LIBOR over 6.97%, (ii) the lesser of (A) the Scheduled Notional Amount and (B) the aggregate certificate principal balance of the Group II Certificates and (iii) a fraction, the numerator of which is the actual number of days elapsed from the previous Distribution Date to but excluding the current Distribution Date (or, for the first Distribution Date, the actual number of days elapsed from the Closing Date to but excluding the first Distribution Date), and the denominator of which is
360. One each Distribution Date, the Trustee shall distribute any amounts received on such Distribution Date in respect of the Cap Agreement in excess of the amount described in the immediately preceding sentence directly to the Master Servicer.

         (d) On each Distribution Date the Trustee shall distribute amounts on deposit in the Group II Reserve Fund in accordance with Section 3.03(i) of this Agreement.

         (e) On the Group II Reserve Fund Release Date, the Trustee shall distribute amounts remaining on deposit in the Group II Reserve Fund to the Master Servicer.

         (f) Each holder of the Group II Certificates, by its acceptance of the related Group II Certificate, acknowledges and agrees that it has no present interest in the Group II Reserve Fund and the amounts on deposit or to be deposited therein, but shall have only a contingent interest in related amounts distributable on the Group II Certificates as provided in this Agreement. The Depositor, the Seller and each Residual Certificateholder, by its acceptance of the Class R Certificate, acknowledges and agrees that it has no interest in the Group II Reserve Fund and the amounts on deposit or to be deposited therein.


                                   ARTICLE III
                         REMITTING TO CERTIFICATEHOLDERS


         SECTION 3.01.  (RESERVED).


         SECTION 3.02.  (RESERVED).


         SECTION 3.03.  CERTIFICATE DISTRIBUTIONS.

         (a) On each Distribution Date, the Trustee shall make the following allocations from the Asset Proceeds Account of an amount equal to the Group I Interest Funds in the following order of priority, and each such allocation shall be made only after all preceding allocations shall have been made until such amount shall have been fully allocated for such Distribution
Date:

                  (i) to the Group I Class A Certificates and the Class A-IO-I Component, the Current Interest and any Interest Carry Forward Amount for the Group I Class A Certificates and the Class A-IO-I Component; provided, however, if the Group I Interest Funds and any amounts transferred from the Capitalized Interest Account for the Group I Mortgage Loans are not sufficient to make a full distribution of the Current Interest and any Interest Carry Forward Amount with respect to all the Group I Class A Certificates and the Class A-IO-I Component, such amount will be distributed pro rata among each Class of the Group I Class A Certificates and the Class A-IO-I Component based on the ratio of (x) the Current Interest and Interest Carry Forward Amount for each Class of the Group I Class A Certificates and the Class A-IO-I Component to (y) the total amount of Current Interest and any Interest Carry Forward Amount for the Group I Class A Certificates and the Class A-IO-I Component;

                  (ii) to the Class MF-1 Certificates, the Class MF-1 Current Interest;

                  (iii) to the Class MF-2 Certificates, the Class MF-2 Current Interest;

                  (iv) to the Class BF-1 Certificates, the Class BF-1 Current Interest; and

                  (v)      any remainder pursuant to Section 3.03(g) hereof.

         (b) On each Distribution Date, the Trustee shall make the following allocations from the Asset Proceeds Account of an amount equal to the Group II Interest Funds in the following order of priority, and each such allocation shall be made only after all preceding allocations shall have been made until such amount shall have been fully allocated for such Distribution
Date:

                  (i) to the Group II Class A Certificates and the Class A-IO-II Component, the Current Interest and any Interest Carry Forward Amount for the Group II Class A Certificates and the Class A-IO-II Component; provided, however, if the Group II Interest Funds and any amounts transferred from the Capitalized Interest Account for the Group II Mortgage Loans are not sufficient to make a full distribution of the Current Interest and any Interest Carry Forward Amount with respect to the Group II Class A Certificates and the Class A-IO-II Component, such amount will be distributed pro rata among the Group II Class A Certificates and the Class A-IO-II Component based on the ratio of (x) the Current Interest and Interest Carry Forward Amount for the Group II Class A Certificates and the Class A-IO-II Component to (y) the total amount of Current Interest and any Interest Carry Forward Amount for the Group II Class A Certificates and the Class A-IO-II Component;

                  (ii) to the Class MV-1 Certificates, the Class MV-1 Current Interest;

                  (iii) to the Class MV-2 Certificates, the Class MV-2 Current Interest;

                  (iv) to the Class BV-1 Certificates, the Class BV-1 Current Interest; and

                  (v)      any remainder pursuant to Section 3.03(h) hereof.

         (c) On each Distribution Date, the Trustee shall make the following allocations from the Asset Proceeds Account of an amount equal to the Group I Principal Distribution Amount in the following order of priority, and each such allocation shall be made only after all preceding allocations shall have been made until such amount shall have been fully allocated for such Distribution Date:

                  (i) to the Group I Class A Certificates, the Group I Class A Principal Distribution Amount to be distributed as follows: (x) the Class AF-6 Principal Distribution Amount to the Class AF-6 Certificates; and (y) the balance of the Group I Class A Principal Distribution Amount sequentially to the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates so that no such distribution pursuant to this clause (y) will be made to any such Class until the Certificate Principal Balances of all Group I Class A Certificates with a lower numeral designation shall have been reduced to zero; provided, however, that, on any Distribution Date on which the Group I Class A Certificate Principal Balance is equal to or greater than the Scheduled Principal Balances of the Mortgage Loans in Group I, the Group I Class A Principal Distribution Amount will be distributed pro rata and not sequentially to the Group I Class A Certificates;

                  (ii) to the Class MF-1 Certificates, the Group I Class MF-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                  (iii) to the Class MF-2 Certificates, the Group I Class MF-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                  (iv) to the Class BF-1 Certificates, the Group I Class BF-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                  (v) if a Group I Subordinated Trigger Event exists on such Distribution Date, any remaining amounts, sequentially, to the Class BF-1, Class MF-2 and Class MF-1 Certificates, in that order;

                  (vi) to the Class PF-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; and

                  (vii)    any remainder pursuant to Section 3.03(g) hereof;


provided, however, that, before the Group I Stepdown Date or if a Group I Trigger Event is in effect on any Distribution Date:

                  (a) the Group I Class A Principal Distribution Amount shall equal the Group I Principal Distribution Amount until the Certificate Principal Balance of the Group I Class A Certificates has been reduced to zero;

                  (b) after the Certificate Principal Balance of the Group I Class A Certificates has been reduced to zero, the Group I Class MF-1 Principal Distribution Amount shall equal the Group I Principal Distribution Amount for such Distribution Date;

                  (c) after the Certificate Principal Balance of the Class MF-1 Certificates has been reduced to zero, the Group I Class MF-2 Principal Distribution Amount shall equal the Group I Principal Distribution Amount for such Distribution Date; and

                  (d) after the Certificate Principal Balance of the Class MF-2 Certificates has been reduced to zero, the Group I Class BF-1 Principal Distribution Amount shall equal the Group I Principal Distribution Amount for such Distribution Date.

         (d) On each Distribution Date, the Trustee shall make the following allocations from the Asset Proceeds Account of an amount equal to the Group II Principal Distribution Amount in the following order of priority, and each such allocation shall be made only after all preceding allocations shall have been made until such amount shall have been fully allocated for such Distribution Date:

                  (i) to the Group II Class A Certificates, the Group II Class A Principal Distribution Amount, until the Certificate Principal Balance of such Class has been reduced to zero;

                  (ii) to the Class MV-1 Certificates, the Group II Class MV-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                  (iii) to the Class MV-2 Certificates, the Group II Class MV-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                  (iv) to the Class BV-1 Certificates, the Group II Class BV-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                  (v) if a Group II Subordinated Trigger Event exists on such Distribution Date, any remaining amounts, sequentially, to the Class BV-1, Class MV-2 and Class MV-1 Certificates, in that order;

                  (vi) to the Class PV-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; and

                  (vii)    any remainder pursuant to Section 3.03(h) hereof.


provided, however, that, before the Group II Stepdown Date or if a Group II Trigger Event is in effect on any Distribution Date:

                  (a) the Group II Class A Principal Distribution Amount shall equal the Group II Principal Distribution Amount until the Certificate Principal Balance of the Group II Class A Certificates has been reduced to zero;

                  (b) after the Certificate Principal Balance of the Group II Class A Certificates has been reduced to zero, the Group II Class MV-1 Principal Distribution Amount shall equal the Group II Principal Distribution Amount for such Distribution Date;

                  (c) after the Certificate Principal Balance of the Class MV-1 Certificates has been reduced to zero, the Group II Class MV-2 Principal Distribution Amount shall equal the Group II Principal Distribution Amount for such Distribution Date; and

                  (d) after the Certificate Principal Balance of the Class MV-2 Certificates has been reduced to zero, the Group II Class BV-1 Principal Distribution Amount shall equal the Group II Principal Distribution Amount for such Distribution Date.

         (e) On each Distribution Date, the Trustee shall Distribute from the Group I Pledged Prepayment Penalties for such Distribution Date amounts in the following order of priority, and each such allocation shall be made only after all preceding allocations shall have been made until such amount shall have been fully allocated for such Distribution Date:

                  (i) pro rata, to the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates, as follows:

                           (A) on any Distribution Date on or before the last Distribution Date with respect to the Class AF-1 Certificates, to the Class AF-1 Certificates the Class AF-1 Certificate Carryover;

                           (B) on any Distribution Date on or before the last Distribution Date with respect to the Class AF-2 Certificates, to the Class AF-2 Certificates the Class AF-2 Certificate Carryover;

                           (C) on any Distribution Date on or before the last Distribution Date with respect to the Class AF-3 Certificates, to the Class AF-3 Certificates the Class AF-3 Certificate Carryover;

                           (D) on any Distribution Date on or before the last Distribution Date with respect to the Class AF-4 Certificates, to the Class AF-4 Certificates the Class AF-4 Certificate Carryover;

                           (E) on any Distribution Date on or before the last Distribution Date with respect to the Class AF-5 Certificates, to the Class AF-5 Certificates the Class AF-5 Certificate Carryover;

                           (F) on any Distribution Date on or before the last Distribution Date with respect to the Class AF-6 Certificates, to the Class AF-6 Certificates the Class AF-6 Certificate Carryover;

                  (ii) on any Distribution Date on or before the last Distribution Date with respect to the Class MF-1 Certificates, to the Class MF-1 Certificates the Class MF-1 Certificate Carryover;

                  (iii) on any Distribution Date on or before the last Distribution Date with respect to the Class MF-2 Certificates, to the Class MF-2 Certificates the Class MF-2 Certificate Carryover;

                  (iv) on any Distribution Date on or before the last Distribution Date with respect to the Class BF-1 Certificates, to the Class BF-1 Certificates the Class BF-1 Certificate Carryover; and

                  (v) the remainder as Group I Net Pledged Prepayment Penalties to be distributed pursuant to Section 3.03(g) hereof.

         (f) On each Distribution Date, the Trustee shall Distribute the Group II Pledged Prepayment Penalties for such Distribution Date amounts in the following order of priority, and each such allocation shall be made only after all preceding allocations shall have been made until such amount shall have seen fully allocated for such Distribution Date:

                  (i) on any Distribution Date on or before the last Distribution Date with respect to the Class AV-1 Certificates, to the Class AV-1 Certificates the Class AV-1 Certificate Carryover;

                  (ii) on any Distribution Date on or before the last Distribution Date with respect to the Class MV-1 Certificates, to the Class MV-1 Certificates the Class MV-1 Certificate Carryover;

                  (iii) on any Distribution Date on or before the last Distribution Date with respect to the Class MV-2 Certificates, to the Class MV-2 Certificates the Class MV-2 Certificate Carryover;

                  (iv) on any Distribution Date on or before the last Distribution Date with respect to the Class BV-1 Certificates, to the Class BV-1 Certificates the Class BV-1 Certificate Carryover;

                  (v) the remainder as Group II Net Pledged Prepayment Penalties to be distributed pursuant to Section 3.03(h) hereof.


         (g) On each Distribution Date, the Trustee shall make the following allocations from the Asset Proceeds Account of the remainders pursuant to Sections 3.03(a)(v) and 3.03(c)(vii) together with the Group I Net Pledged Prepayment Penalties for such Distribution Date and, to the extent required to make the allocations set forth below in clauses (iii), (v) and (vii) of this
Section 3.03(g), Section 3.03(h)(xii) hereof, in the following order of priority, and each such allocation shall be made only after all preceding allocations shall have been made until such remainders shall have been fully allocated:

                  (i)      the Group I Extra Principal Distribution Amount;

                  (ii) to the Class MF-1 Certificates, the Class MF-1 Interest Carry Forward Amount;

                  (iii) to the Class MF-1 Certificates, any class MF-1 Unpaid Realized Loss Amount;

                  (iv) to the Class MF-2 Certificates, the Class MF-2 Interest Carry Forward Amount;

                  (v) to the Class MF-2 Certificates, any Class MF-2 Unpaid Realized Loss Amount;

                  (vi) to the Class BF-1 Certificates, the Class BF-1 Interest Cary Forward Amount;

                  (vii) to the Class BF-1 Certificates, any Class BF-1 Unpaid Realized Loss Amount;

                  (viii) to the extent required to make the allocations set forth in clauses (iii), (v) and (vii) of Section 3.03(h) hereof, in that order, pursuant to Section 3.03(h) hereof; and

                  (ix)     the remainder pursuant to Section 3.03(l) hereof.

         (h) On each Distribution Date, the Trustee shall make the following allocations from the Asset Proceeds Account of the remainders pursuant to Sections 3.03(b)(v) and 3.03(d)(vii) together with the Group II Net Pledged Prepayment Penalties for such Distribution Date and, to the extent required to make the allocations set forth below in clauses (iii), (v) and (vii) of this
Section 3.03(h), Section 3.03(g)(viii) hereof in the following order of priority, and each such allocation shall be made only after all preceding allocations shall have been made until such remainders have been fully allocated:

                  (i)      the Group II Extra Principal Distribution Amount;

                  (ii) to the Class MV-1 Certificates, the Class MV-1 Interest Carry Forward Amount;

                  (iii) to the Class MV-1 Certificates, any Class MV-1 Unpaid Realized Loss Amounts;

                  (iv) to the Class MV-2 Certificates, the Class MV-2 Interest Carry Forward Amount;

                  (v) to the Class MV-2 Certificates, any Class MV-2 Unpaid Realized Loss Amounts;

                  (vi) to the Class BV-1 Certificates, the Class BV-1 Interest Carry Forward Amount;

                  (vii) to the Class BV-1 Certificates, any Class BV-1 Unpaid Realized Loss Amount;

                  (viii) on any Distribution Date on or before the last Distribution Date with respect to the Class AV-1 Certificates, to the Class AV-1 Certificates, the Class AV-1 Certificates Carryover remaining after the distributions set forth in Section 3.03(f);

                  (ix) on any Distribution Date on or before the last Distribution Date with respect to the Class MV-1 Certificates, to the Class MV-1 Certificates, the Class MV-1 Certificates Carryover remaining after the distributions set forth in Section 3.03(f);

                  (x) on any Distribution Date on or before the last Distribution Date with respect to the Class MV-2 Certificates, to the Class MV-2 Certificates, the Class MV-2 Certificates Carryover remaining after the distributions set forth in Section 3.03(f);

                  (xi) on any Distribution Date on or before the last Distribution Date with respect to the Class BV-1 Certificates, to the Class BV-1 Certificates, the Class BV-1 Certificates Carryover remaining after the distributions set forth in Section 3.03(f);

                  (xii) to the extent required to make the allocations set forth in clauses (iii), (v) and (vii) of Section 3.03(g) hereof, in that order, pursuant to Section 3.03(g) hereof; and

                  (xiii)   the remainder pursuant to Section 3.03(l) hereof.

         (i) On each Distribution Date, the Trustee shall make the following allocations from the Group II Reserve Fund in the following order of priority, and such allocation shall be made only after all preceding allocations shall have been made until such remainders have been fully allocated:

                  (i) to the Class AV-1 Certificates, any Class AV-I Unpaid Realized Loss Amount;

                  (ii) to the Class MV-1 Certificates, any Class MV-1 Unpaid Realized Loss Amount;

                  (iii) to the Class MV-2 Certificates, any Class MV-2 Unpaid Realized Loss Amount;

                  (iv) to the Class BV-1 Certificates, any Class BV-1 Unpaid Realized Loss Amount; and

                  (v) to the Master Servicer an amount equal to the excess of any remaining amount over the Group II Specified Reserve Fund Requirement for such Distribution Date.

         (j) On each distribution date, the Trustee shall distribute an amount equal to the Class PF-1 Prepayment Amount for such Distribution Date to the Class PF-1 Certificates.

         (k) On each distribution date, the Trustee shall distribute an amount equal to the Class PV-1 Prepayment Amount for such Distribution Date to the Class PV-1 Certificates.

         (l) On each Distribution Date, the Trustee shall make the following allocations from the Asset Proceeds Account of the remainders pursuant to
Section 3.03(g)(ix) and (h)(xiii) hereof in the following order of priority, and each such allocation shall be made only after the preceding allocations shall have been made until such remainders have been fully allocated:

                  (i) to the Class C Certificates, the Class C Distribution Amount; and

                  (ii)     to the Class R Certificates, the remainder.

         (m) On each Distribution Date, the Trustee shall allocate any excess of the Group I Certificate Principal Balance over the Scheduled Principal Balances of the Mortgage Loans in Group I to reduce the Certificate Principal Balances of the Group I Subordinated Certificates in the following order of priority:

                  (i) to the Class BF-1 Certificates until the Class BF-1 Certificate Principal Balance is reduced to zero;

                  (ii) to the Class MF-2 Certificates until the Class MF-2 Certificate Principal Balance is reduced to zero; and

                  (iii) to the Class MF-1 Certificates until the Class MF-1 Certificate Principal Balance is reduced to zero.

         (n) On each Distribution Date, the Trustee shall allocate any excess of the Group II Certificate Principal Balance over the Scheduled Principal Balances of the Mortgage Loans in Group II to reduce the Certificate Principal Balances of the Group II Subordinated Certificates in the following order of priority:

                  (i) to the Class BV-1 Certificates until the Class BV-1 Certificate Principal Balance is reduced to zero;

                  (ii) to the Class MV-2 Certificates until the Class MV-2 Certificate Principal Balance is reduced to zero; and

                  (iii) to the Class MV-1 Certificates until the Class MV-1 Certificate Principal Balance is reduced to zero.


         SECTION 3.04.  REPORTS TO THE DEPOSITOR AND THE TRUSTEE:

         On or before the Business Day preceding each Distribution Date, based on information provided by the Servicer, the Master Servicer shall notify, or cause to be notified, the Depositor and the Trustee of the following information with respect to the next Distribution Date (which notification may be given by facsimile, or by telephone promptly confirmed in writing):

         (a) the aggregate amount then on deposit in the Asset Proceeds Account and the source thereof (identified as interest, scheduled principal or unscheduled principal);

         (b) the amount of any Realized Losses, Applied Realized Loss Amounts and Unpaid Realized Loss Amounts;

         (c)      the application of the amounts described in clauses (a) and
(b) on such Distribution Date in accordance with Section 3.03 hereof;

         (d) whether a Group I or Group II Trigger Event or a Group I or Group II Subordinated Trigger Event has occurred; and

         (e)      For each Distribution Date during the Funding Period,

                  (i) the Group I Pre-Funded Amount and the Group II Pre-Funded Amount previously used to acquire Subsequent Mortgage Loans,

                  (ii) the Group I Pre-Funding Account Earnings and the Group II Pre-Funding Account Earnings transferred to the Asset Proceeds Account,

                  (iii) the Group I Capitalized Interest Requirement and the Group II Capitalized Interest Requirement transferred to the Asset Proceeds Account; and

                  (iv) the Group I Pre-Funded Amount and the Group II Pre-Funded Amount; and for the Distribution Dated following the end of the Funding Period, the Group I Pre-Funded Amount distributed as a part of a Group I Principal Distribution and the Group II Pre-Funded Amount distributed as a part of a Group II Principal Distribution Amount.

         SECTION 3.05.  REPORTS BY OR ON BEHALF OF THE MASTER SERVICER.

         (a) On or before the Business Day preceding each Distribution Date, based on information provided by the Servicer, the Master Servicer shall report or cause to be reported in writing to the Depositor (in hard copy), each Holder of a Certificate, the Underwriters and the Trustee and their designees (designated in writing to the Master Servicer) and the Rating Agencies:

                  (i) with respect to each Class of Certificates (other than Class C and Class R) (based on a Certificate in the original principal amount of $1,000):

                           (a) the amount of the distributions on such Distribution Date;

                           (b) the amount of such distribution allocable to interest;

                           (c) the amount of such distributions allocable to principal, separately identifying the aggregate amount of any prepayments, Substitution Shortfalls, repurchase amounts pursuant to Section 2.03 of the Standard Terms or other recoveries of principal included therein, any Group I or Group II Extra Principal Distribution Amount and any Class MF-1, Class MF-2, Class BF-1, Class MV-1, Class MV-2 and Class BV-1 Applied Realized Loss Amount with respect to, and any Class MF-1, Class MF-2, Class BF-1, Class MV-1, Class MV-2 and Class BV-1 Unpaid Realized Loss Amount at, such Distribution Date;

                           (d) the principal balance after giving effect to any distribution allocable to principal; and

                           (e) any Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2 and Class BF-1 Interest Carry Forward Amount, any Class AV-1, Class MV-1, Class MV-2 and Class BV-1 Interest Carry Forward Amount or any Class AV-1, Class MV-1, Class MV-2 and Class BV-1 Certificates Carryover ;

                  (ii)     the Group I Net Rate and the Group II Net Rate;

                  (iii) the Realized Losses for Group I and Group II for the period and since the Cut-Off Date;

                  (iv) the largest Mortgage Loan balance outstanding in each Group;

                  (v)      the balance of funds in the Group II Reserve Fund;

                  (vi) the Prepayment Penalties collected by the Servicer or the Master Servicer;

                  (vii) the Servicing Fees and Master Servicing Fees allocable to each Group;

                  (viii) One-Month LIBOR on the most recent Interest Determination Date;

                  (ix) the Pass-Through Rates for the Group II Certificates for the current Accrual Period and, if the Pass-Through Rates for any Class of the Group I Certificates for the current Accrual Period are based on the Group I Net Rate (or Group II Net Rate, as applicable), the Pass-Through Rates for the Group I Certificates with respect to which the Group I Net Rate (or Group II Net Rate, as applicable) applies; and

                  (x) for each Distribution Date during the Funding Period, the Pre-Funded Amount allocable to each Group.

         (b) On each Distribution Date, based on information provided by the Servicer, the Master Servicer will distribute or cause to be distributed to the Depositor, each Holder, the Underwriters, the Rating Agencies and the

Trustee, together with the information described in subsection (a) preceding, the following information with respect to each Mortgage Loan Group in hard copy:

                  (i) the number and aggregate principal balances of Mortgage Loans in each Group (a) 30-59 days Delinquent, (b) 60-89 days Delinquent and (c) 90 or more days Delinquent, as of the close of business as of the end of the related prepayment period;

                  (ii) the percentage that each of the Scheduled Principal Balances set forth pursuant to clauses (a), (b) and
                           (c) of paragraph (i) above represent with respect to all Mortgage Loans in each Group;

                  (iii) the number and Scheduled Principal Balance of all Mortgage Loans in each Group in foreclosure proceedings as of the close of business as of the end of the related Prepayment Period and in the immediately preceding Prepayment Period;

                  (iv) the number of Mortgagors and the Scheduled Principal Balances of Mortgage Loans in each Group involved in bankruptcy proceedings as of the close of business as of the end of the related Prepayment Period;

                  (v) the aggregate number and aggregate book value of any REO Property in each Group as of the close of business as of the end of the related Prepayment Period; and

                  (vi) the number and amount by principal balance of 60+ Day Delinquent Loans in each Group, in each case by Servicer and as of the end of the related Prepayment Period.

         (c) All allocations made by the Trustee shall be based on information the Trustee receives from the Master Servicer which the Trustee shall be protected in relying on.

         (d) At the request of any Holder of any Private Certificate and a prospective purchaser of a Private Certificate designated by any such Holder, the Master Servicer on behalf of the Depositor will furnish to such persons a copy of the Confidential Private Placement Memorandum, prepared by the Depositor with respect to the private offering of such Certificates and copies of the reports required to be furnished to Certificateholders pursuant to Section 3.04 hereof for the preceding two years (or such shorter period commencing December 1, 2000) pursuant to Section 5.05 of the Standard Terms.


         SECTION 3.06.  ADVANCE FACILITY.

         (a) The Servicer on behalf of the Trust Fund is hereby authorized to enter into a facility with any Person which provides that such Person (an "Advancing Servicer") may make all or a portion of the Advances to the Trust Fund under this Agreement, although no such facility shall reduce or otherwise affect the Servicer's obligations to fund such Advances. To the extent that an Advancing Servicer makes all or a portion of any Advance and provides the Trustee with notice acknowledged by the Servicer that such Advancing Servicer is entitled to reimbursement, such Advancing Servicer shall be entitled to receive reimbursement pursuant to this Agreement for such amount to the extent provided in Section 3.06(b). Such notice from the Advancing Servicer must specify the amount of the reimbursement and must specify which Section of this Agreement permits the Advance to be reimbursed. The Trustee shall be entitled to rely without independent investigation on the Advancing Servicer's statement with respect to the amount of any reimbursement pursuant to this Section 3.06 and with respect to the Advancing Servicer's statement with respect to the Section of this Agreement permits the Advance to be reimbursed. An Advancing Servicer whose obligations are limited to the making will not be deemed to be a Sub-Servicer under this Agreement.

         (b) If an advancing facility is entered into, then the Servicer shall not be permitted to reimburse itself therefor under Section 3.01(c) of the Standard Terms prior to the remittance to the Trust Fund, but instead the Servicer shall include such amounts in the applicable remittance to the Trustee made pursuant to Section 3.02(a) of the Standard Terms. The Trustee is hereby authorized to pay to the Advancing Servicer, reimbursements for Advances from the Asset Proceeds Account to the same extent (except as provided below) the Servicer would have been permitted to reimburse itself for such Advances in accordance with Section 3.01(c) of the Standard Terms had the Servicer itself funded such Advance. An Advancing Servicer is NOT entitled to be reimbursed by the Trustee from the Asset Proceeds Account for any reimbursed Advances from funds held in the Asset Proceeds Account for future distribution pursuant to
Section 3.04 of the Standard Terms. The Trustee is hereby authorized to pay directly to the Advancing Servicer such portion of the Servicing Fee as the parties to any advancing facility agree.

         (c) All Advances made pursuant to the terms of this Agreement shall be deemed made and shall be reimbursed on a "first-in-first out" (FIFO) basis; except to the extent that the Trustee is acting as Successor Servicer its Advances shall be reimbursed first.


                                   ARTICLE IV
                                THE CERTIFICATES


         SECTION 4.01.  THE CERTIFICATES.

         The Certificates shall be designated generally as the Mortgage Loan Asset Backed Certificates, Series 2000-4. The aggregate principal amount of Certificates that may be executed and delivered under this Agreement is limited to $460,000,000, except for Certificates executed and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Certificates pursuant to Sections 5.04 or 5.06 of the Standard Terms. The following table sets forth the Classes of Certificates, the initial Certificate Principal Balance for each such Class and the CUSIP number for each Class:


                                 INITIAL CERTIFICATE
                                  PRINCIPAL BALANCE

            CLASS                                                CUSIP
                         GROUP I - FIXED RATE MORTGAGE LOANS

            AF-1                     $44,600,000                805564HC8

            AF-2                     $37,000,000                805564HD6

            AF-3                     $16,600,000                805564HE4

            AF-4                     $28,800,000                805564HF1

            AF-5                     $14,350,000                805564HG9

            AF-6                     $15,700,000                805564HH7

            MF-1                     $10,800,000                805564HJ3

            MF-2                     $ 7,650,000                805564HK0

            BF-1                     $ 4,500,000                805564HL8

            PF-1                     $        50

                                 INITIAL CERTIFICATE
                                  PRINCIPAL BALANCE

            CLASS                                                CUSIP
                     GROUP II - ADJUSTABLE RATE MORTGAGE LOANS

            AV-1                    $233,100,000               805564HM6

            MV-1                    $ 22,400,000               805564HN4

            MV-2                    $ 15,400,000               805564HR5

            BV-1                    $  9,100,000               805564HP9

            PV-1                    $         50


            A-IO                         (1)                   805564HQ7

              C                          (2)

              R                          (3)
---------------------

(1) The Class A-IO-I Certificates have no stated principal balance and are not entitled to any scheduled distributions of principal.

(2) The Class C Certificates have no stated principal balance or Pass-Through Rate and are entitled to receive the Class C Distribution Amount.

(3) The Class R Certificates have no stated principal balance or Pass-Through Rate and are not entitled to any scheduled distributions of principal or interest.


         SECTION 4.02.  DENOMINATIONS.

         The Book-Entry Certificates shall be registered as one or more certificates in the name of the Clearing Agency or its nominee. Beneficial interests in the Book-Entry Certificates shall be held by the Beneficial Owners thereof through the book-entry facilities of the Clearing Agency as described herein, in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof in the case of the Public Certificates. So long as the Private Certificates are Book-Entry Certificates, each Person which becomes a Beneficial Owner of Private Certificates will be deemed to make the representations and agreements set forth in the form of Rule 144A Agreement-QIB Certification attached as Exhibit D to the Standard Terms, and to indemnify the Depositor, the Trustee and the Master Servicer against any liability that may result if any transfer of a Private Certificate by such person is not exempt from registration under the Securities Act and all applicable state securities laws or is not made in accordance with such federal and state laws. The Class C and Class R Certificates shall be issued in certificated, fully-registered form in minimum Percentage Interests of 25% and integral multiples of 1% in excess thereof, except that two Class R Certificates may be issued in different denominations.


                                    ARTICLE V
                            MISCELLANEOUS PROVISIONS


         SECTION 5.01.  REQUEST FOR OPINIONS.

         (a) The Depositor and the Master Servicer hereby request and authorize McGuireWoods LLP, as their counsel in this transaction, to issue on behalf of the Depositor and the Master Servicer such legal opinions to the Trustee and each Rating Agency as may be (i) required by any and all documents, certificates or agreements executed in connection with the Trust or (ii) requested by the Trustee, any Rating Agency or their respective counsels.

         (b) The Trustee hereby requests and authorizes its counsel to issue on behalf of the Trustee such legal opinions to the Depositor, the Master Servicer, and each Rating Agency as may be required by any and all documents, certificates or agreements executed in connection with the establishment of the Trust and the issuance of the Certificates.


         SECTION 5.02. FORM OF CERTIFICATES; SCHEDULES AND EXHIBITS; GOVERNING LAW.

         (a) The Certificates shall be substantially in the respective forms set forth in the Exhibits hereto. All Certificates shall be dated the date of their execution.

         (b) Each of the Schedules and Exhibits attached hereto or referenced herein is incorporated herein by reference as contemplated by the Standard Terms.

         (c) In accordance with Section 11.04 of the Standard Terms, this Agreement shall be construed in accordance with and governed by the laws of the State, without regard to any conflicts of laws principles thereof.

         (d) Notwithstanding Section 5.05(a) of the Standard Terms, Class C and Class R Certificates shall only be transferable to an affiliate of the Depositor or a Qualified Institutional Buyer.


         SECTION 5.03.  OPTIONAL TERMINATION.

         (a) On any Master Servicer Remittance Date on or after the Initial Optional Termination Date, the Master Servicer may determine to purchase and may cause the purchase from the Trust of all (but not fewer than all) Mortgage Loans and all property theretofore acquired in respect of any Mortgage Loan by foreclosure, deed in lieu of foreclosure, or otherwise then remaining in the Trust Estate at a price equal to 100% of the aggregate Scheduled Principal Balances of the Mortgage Loans (including any REO Property) as of the day of purchase minus amounts remitted from the Master Servicer Custodial Account to the Asset Proceeds Account representing collections of principal on the Mortgage Loans during the current Remittance Period, plus one month's interest on such amount, plus in all cases all accrued and unpaid Servicing Fees and Master Servicing Fees plus the aggregate amount of any unreimbursed Advances and any Advances which the Servicer or the Master Servicer has theretofore failed to remit; but in any event such purchase amount shall be sufficient to retire all Group I and Group II Certificates in full. In connection with such purchase, the Master Servicer shall remit to the Trustee all amounts then on deposit in the Master Servicer Custodial Account for deposit to the Asset Proceeds Account, which deposit shall be deemed to have occurred immediately preceding such purchase.

         (b) The Master Servicer shall direct the Trustee to adopt and the Trustee shall adopt, as to each REMIC established hereunder, a plan of complete liquidation as contemplated by Section 860F(a)(4) of the Code and as prepared by the Master Servicer, and shall provide to the Trustee an Opinion of Counsel experienced in federal income tax matters acceptable to the Trustee to the effect that such purchase and liquidation constitutes, as to each REMIC, a Qualified Liquidation. In addition, the Master Servicer shall provide to the Trustee an Opinion of Counsel acceptable to the Trustee to the effect that such purchase and liquidation does not constitute a preference payment pursuant to the United States Bankruptcy Code.

         (c) Promptly following any purchase described in this Section 5.04, the Trustee will release the Trustee Mortgage Loan File to the Master Servicer or otherwise upon its order.


         SECTION 5.04. MASTER SERVICER; CERTIFICATE REGISTRAR, PAYING AGENT AND CALCULATION AGENT

         (a) Saxon Mortgage, Inc. is hereby appointed as Master Servicer hereunder.

         (b) Bankers Trust Company is hereby appointed as Certificate Registrar, Paying Agent, and Calculation Agent. As Calculation Agent, Bankers Trust Company will be responsible for calculating and distributing to holders of Certificates on a timely basis all amounts of principal and interest on each Distribution Date and for (i) preparing and distributing on a timely basis all related payment distribution statements to Holders of Certificates, (ii) preparing and filing on a timely basis with the Securities and Exchange Commission all required reports under the Securities Exchange Act of 1934 relating to the Trust and (iii) preparing and distributing on a timely basis all reports required by Sections 3.04 and 3.05 of this Agreement. The Master Servicer can remove the Calculation Agent upon 30 days written notice.

         (c) In the event that the Person serving as Trustee hereunder is also serving as the Certificate Registrar, Paying Agent and Calculation Agent, the rights, powers, immunities and indemnities afforded to the Trustee hereunder shall also be afforded to such Certificate Registrar, Paying Agent and Calculation Agent.

         IN WITNESS WHEREOF, the Depositor, the Master Servicer and the Trustee have caused this Agreement to be duly executed by their respective officers thereunto duly authorized and their respective signatures duly attested all as of December 1, 2000.


                                     SAXON ASSET SECURITIES COMPANY



                                     By: /s/ BRADLEY D. ADAMS
                                         --------------------------------------
                                         Bradley D. Adams, Senior Vice President



                                     SAXON MORTGAGE, INC.
                                           as Master Servicer



                                     By: /s/ BRADLEY D. ADAMS
                                         --------------------------------------
                                         Bradley D. Adams, Senior Vice President



                                     BANKERS TRUST COMPANY
                                           as Trustee



                                     By: /s/ JAMES F. NORIEGA
                                         --------------------------------------
                                         James F. Noriega, Associate

CITY OF RICHMOND             )


                             ) ss.:


COMMONWEALTH OF VIRGINIA     )



         The foregoing instrument was acknowledged before me December 20, 2000, by Bradley D. Adams, Senior Vice President of Saxon Asset Securities Company, a Virginia corporation, on behalf of the corporation.


                                     /S/ PATSY K. CHILDRESS
                                     -------------------------------------------
                                     Notary Public


My Commission expires: February 28, 2003
                       -----------------

CITY OF RICHMOND             )


                             ) ss.:


COMMONWEALTH OF VIRGINIA     )



         The foregoing instrument was acknowledged before me on December 20, 2000, by Bradley D. Adams, Senior Vice President of Saxon Mortgage, Inc., a Virginia corporation, on behalf of the corporation.


                                     /S/ PATSY K. CHILDRESS
                                     -------------------------------------------
                                     Notary Public


My Commission expires: February 28, 2003
                       -----------------

                                )


                                ) ss.:


STATE OF CALIFORNIA             )



         The foregoing instrument was acknowledged before me December 18, 2000, by James F. Noriega, Associate of Bankers Trust Company, a New York corporation, on behalf of the bank.


                                     /S/ LILLIAN FAKHR
                                     -------------------------------------------
                                     Notary Public



My Commission expires: December 25, 2002
                       -----------------

                                   Schedule I


                                 MORTGAGE LOANS



         A.       Group I Mortgage Loans.


         B.       Group II Mortgage Loans.

                                   Schedule II


                                 SALES AGREEMENT

                                  Schedule III


                               SERVICING AGREEMENT

                                   Schedule IV


                       FORM OF SUBSEQUENT SALES AGREEMENT

                                   Schedule V


                           SCHEDULED NOTIONAL AMOUNTS


                           Scheduled Notional Amounts


                           for Group II Cap Agreement


Effective Date:           December 20, 2000


    Distribution Date           New Schedule

        25-Jan-2001             280,000,000

        25-Feb-2001             278,658,302

        25-Mar-2001             276,785,960

        25-Apr-2001             274,558,313

        25-May-2001             271,978,257

        25-Jun-2001             269,049,985

        25-Jul-2001             265,779,188

        25-Aug-2001             262,172,866

        25-Sep-2001             258,239,239

        25-Oct-2001             253,988,203

        25-Nov-2001             249,430,829

        25-Dec-2001             244,579,392

        25-Jan-2002             239,446,798

        25-Feb-2002             234,041,330

        25-Mar-2002             228,393,788

        25-Apr-2002             222,514,061

        25-May-2002             216,416,697

        25-Jun-2002             210,126,395

        25-Jul-2002             203,659,969

        25-Aug-2002             197,037,811

        25-Sep-2002             190,298,076

        25-Oct-2002             183,686,247

        25-Nov-2002             177,217,082

        25-Dec-2002             170,895,392

        25-Jan-2003             164,799,191

        25-Feb-2003              76,260,073

        25-Mar-2003              73,535,972

        25-Apr-2003              70,908,858

        25-May-2003              68,375,287

        25-Jun-2003              65,931,937

        25-Jul-2003              63,575,603

         5-Aug-2003              61,303,193

         5-Sep-2003              59,111,727

         5-Oct-2003              56,998,327

         5-Nov-2003              54,960,221

         5-Dec-2003              52,998,697

         5-Jan-2004              51,106,950


N.B.: The payment will be remitted to the trust 3 business days in advance of the payment date.

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